                                                                     EXHIBIT 7.1

                                                                  EXECUTION COPY

                         FAIRMONT HOTELS & RESORTS INC.

                                       and

                              THE BANK OF NEW YORK

                                   as Trustee

                              --------------------

                                    INDENTURE

                          Dated as of December 8, 2003

                              --------------------

                          $270,000,000 Principal Amount

            (Includes Exercise of Initial Purchasers' Option In Full)

                     3.75% CONVERTIBLE SENIOR NOTES DUE 2023

                             CROSS-REFERENCE TABLE*

  TIA                                                                                                       Indenture
Section                                                                                                      Section
-------                                                                                                      -------
310(a)(1).....................................................................................                      710
     (a)(2)...................................................................................                      710
     (a)(3)...................................................................................                     N.A.
     (a)(4)...................................................................................                     N.A.
     (b)......................................................................................           708; 710; 1102
     (c)......................................................................................                     N.A.
311(a)........................................................................................                      711
     (b)......................................................................................                      711
     (c)......................................................................................                     N.A.
312(a)........................................................................................                      205
     (b)......................................................................................                     1103
     (c)......................................................................................                     1103
313(a)........................................................................................                      706
     (b)(1)...................................................................................                     N.A.
     (b)(2)...................................................................................                      706
     (c)......................................................................................                706; 1102
     (d)......................................................................................                      706
314(a)........................................................................................                      403
     (b)......................................................................................                     N.A.
     (c)(1)...................................................................................                     1104
     (c)(2)...................................................................................                     1104
     (c)(3)...................................................................................                     N.A.
     (d)......................................................................................                     N.A.
     (e)......................................................................................                     1105
     (f)......................................................................................                     N.A.
315(a)........................................................................................                   701(b)
     (b)......................................................................................                705; 1102
     (c)......................................................................................                   701(a)
     (d)......................................................................................                   701(c)
     (e)......................................................................................                      611
316(a)(last sentence).........................................................................                      209
     (a)(1)(A)................................................................................                      605
     (a)(1)(B)................................................................................                      604
     (a)(2)...................................................................................                     N.A.
     (b)......................................................................................                      607
317(a)(1).....................................................................................                      608
     (a)(2)...................................................................................                      609
     (b)......................................................................................                      204
318(a)........................................................................................                     1101

* N.A means Not Applicable.

Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                 ARTICLE ONE
                                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 101.          Definitions..............................................................................         1
      "Additional Interest Amount".............................................................................         1
      "Affiliate"..............................................................................................         1
      "Agent"..................................................................................................         1
      "Authorized Newspaper"...................................................................................         1
      "Board of Directors".....................................................................................         1
      "Board Resolution".......................................................................................         1
      "Canadian GAAP"..........................................................................................         1
      "Canadian Legend"........................................................................................         1
      "Canadian Person"........................................................................................         1
      "Canadian Securities Laws"...............................................................................         2
      "Calculation Agent"......................................................................................         2
      "Capital Stock"..........................................................................................         2
      "Clearstream"............................................................................................         2
      "Close of Business"......................................................................................         2
      "Closing Sale Price".....................................................................................         2
      "Code"...................................................................................................         2
      "Common Shares"..........................................................................................         2
      "Company"................................................................................................         2
      "Company Request" or "Company Order".....................................................................         2
      "Consolidated Net Tangible Assets".......................................................................         2
      "Conversion Agent".......................................................................................         3
      "Conversion Price".......................................................................................         3
      "Conversion Value".......................................................................................         3
      "Corporate Trust Office of the Trustee"..................................................................         3
      "Default"................................................................................................         3
      "Depositary".............................................................................................         3
      "Euroclear"..............................................................................................         3
      "Exchange Act"...........................................................................................         3
      "Holder" or "Security Holder"............................................................................         3
      "Indenture"..............................................................................................         3
      "Initial Purchasers".....................................................................................         3
      "Initial Purchasers' Option".............................................................................         3
      "Issue Date".............................................................................................         3
      "Joint Venture"..........................................................................................         4
      "Maturity Date"..........................................................................................         4
      "Non-Recourse Indebtedness"..............................................................................         4
      "Non-U.S. Person"........................................................................................         4
      "Offering Memorandum" ...................................................................................         4
      "Officer"................................................................................................         4
      "Officers' Certificate"..................................................................................         4
      "Opinion of Counsel".....................................................................................         4
      "Person".................................................................................................         4

      "Prescribed Security"....................................................................................         4
      "Purchase Agreement".....................................................................................         4
      "QIB"....................................................................................................         4
      "Reclassification".......................................................................................         4
      "Redemption Date"........................................................................................         4
      "Redemption Price".......................................................................................         5
      "Registration Rights Agreement"..........................................................................         5
      "Regulation S"...........................................................................................         5
      "Regulation S Global Security"...........................................................................         5
      "Reorganization".........................................................................................         5
      "Responsible Officer"....................................................................................         5
      "Restricted Security"....................................................................................         5
      "Rule 144A"..............................................................................................         5
      "Rule 144A Global Security"..............................................................................         5
      "Sale"...................................................................................................         5
      "Sanctions Regulations"..................................................................................         5
      "SEC"....................................................................................................         5
      "Securities".............................................................................................         5
      "Securities Act".........................................................................................         5
      "Significant Subsidiary".................................................................................         6
      "Stated Maturity"........................................................................................         6
      "Subsidiary".............................................................................................         6
      "Tax Act"................................................................................................         6
      "TIA"....................................................................................................         6
      "Trading Day"............................................................................................         6
      "Trading Price"..........................................................................................         6
      "Trustee"................................................................................................         6
      "U.S. GAAP"..............................................................................................         6
SECTION 102.          Other Definitions........................................................................         6
SECTION 103.          Incorporated by Reference from Trust Indenture Act.......................................         8
SECTION 104.          Rules of Construction....................................................................         8

                                                 ARTICLE TWO
                                               THE SECURITIES

SECTION 201.          Form and Dating..........................................................................         9
SECTION 202.          Execution and Authentication.............................................................         9
SECTION 203.          Registrar, Paying Agent and Conversion Agent.............................................        10
SECTION 204.          Paying Agent to Hold Money in Trust......................................................        11
SECTION 205.          Security Holder Lists....................................................................        11
SECTION 206.          Transfer and Exchange....................................................................        11
SECTION 207.          Replacement Securities...................................................................        12
SECTION 208.          Outstanding Securities...................................................................        12
SECTION 209.          Securities held by the Company or an Affiliate...........................................        13
SECTION 210.          Temporary Securities.....................................................................        13
SECTION 211.          Cancellation.............................................................................        13
SECTION 212.          Defaulted Interest.......................................................................        14
SECTION 213.          CUSIP Numbers............................................................................        14

SECTION 214.          Deposit of Moneys........................................................................        14
SECTION 215.          Book-Entry Provisions for Global Securities..............................................        14
SECTION 216.          Special Transfer Provisions..............................................................        16
SECTION 217.          Restrictive Legends......................................................................        19
SECTION 218.          Computation of Interest..................................................................        19
SECTION 219.          Ranking..................................................................................        19
SECTION 220.          Additional Interest Amount...............................................................        19

                                                 ARTICLE THREE
                                     REDEMPTION AND PURCHASE OF SECURITIES

SECTION 301.          Right of Redemption; No Sinking Fund.....................................................        20
SECTION 302.          Notices to Trustee.......................................................................        20
SECTION 303.          Selection of Securities to be Redeemed...................................................        20
SECTION 304.          Notice of Redemption.....................................................................        20
SECTION 305.          Effect of Notice of Redemption...........................................................        22
SECTION 306.          Deposit of Redemption Price..............................................................        22
SECTION 307.          Securities Redeemed in Part..............................................................        23
SECTION 308.          Redemption For Tax Reasons...............................................................        23
SECTION 309.          Purchase at the Option of Holders upon a Designated Event................................        24
SECTION 310.          Purchase of Securities by the Company at the Option of Holder............................        28
SECTION 311.          Conversion Arrangement on Call For Redemption............................................        31

                                                 ARTICLE FOUR
                                                  COVENANTS

SECTION 401.          Payment of Securities....................................................................        32
SECTION 402.          Maintenance of Office or Agency..........................................................        32
SECTION 403.          Reports..................................................................................        33
SECTION 404.          Compliance Certificate...................................................................        33
SECTION 405.          Stay, Extension and Usury Laws...........................................................        34
SECTION 406.          Corporate Existence......................................................................        34
SECTION 407.          Payment of Additional Amounts............................................................        34
SECTION 408.          Notice of Default........................................................................        36
SECTION 409.          Use of Proceeds; Repayment...............................................................        36
SECTION 410.          Further Instruments and Acts.............................................................        36

                                                 ARTICLE FIVE
                                                  SUCCESSORS

SECTION 501.          When Company May Merge, Etc..............................................................        36
SECTION 502.          Successor Substituted....................................................................        37

                                                  ARTICLE SIX
                                            DEFAULTS AND REMEDIES

SECTION 601.          Events of Default........................................................................        37
SECTION 602.          Acceleration.............................................................................        39
SECTION 603.          Other Remedies...........................................................................        40
SECTION 604.          Waiver of Past Defaults..................................................................        40
SECTION 605.          Control by Majority......................................................................        40

SECTION 606.          Limitation on Suits......................................................................        40
SECTION 607.          Rights of Holders to Receive Payment.....................................................        41
SECTION 608.          Collection Suit by Trustee...............................................................        41
SECTION 609.          Trustee May File Proofs of Claim.........................................................        41
SECTION 610.          Priorities...............................................................................        41
SECTION 611.          Undertaking for Costs....................................................................        42

                                                 ARTICLE SEVEN
                                                    TRUSTEE

SECTION 701.          Duties of Trustee........................................................................        42
SECTION 702.          Rights of Trustee........................................................................        43
SECTION 703.          Individual Rights of Trustee.............................................................        45
SECTION 704.          Trustee's Disclaimer.....................................................................        45
SECTION 705.          Notice of Defaults.......................................................................        45
SECTION 706.          Reports by Trustee to Holders............................................................        45
SECTION 707.          Compensation and Indemnity...............................................................        45
SECTION 708.          Replacement of Trustee...................................................................        46
SECTION 709.          Successor Trustee by Merger, etc.........................................................        47
SECTION 710.          Eligibility, Disqualification............................................................        47
SECTION 711.          Preferential Collection of Claims Against Company........................................        47
SECTION 712.          Appointment of Co-Trustee................................................................        47

                                                 ARTICLE EIGHT
                                            DISCHARGE OF INDENTURE

SECTION 801.          Termination of the Obligations of the Company............................................        49
SECTION 802.          Application of Trust Money...............................................................        50
SECTION 803.          Repayment to Company.....................................................................        50
SECTION 804.          Reinstatement............................................................................        50

                                                 ARTICLE NINE
                                                  AMENDMENTS

SECTION 901.          Without Consent of Holders...............................................................        51
SECTION 902.          With Consent of Holders..................................................................        51
SECTION 903.          Compliance with Trust Indenture Act......................................................        52
SECTION 904.          Revocation and Effect of Consents........................................................        53
SECTION 905.          Notation on or Exchange of Securities....................................................        53
SECTION 906.          Trustee Protected........................................................................        53

                                                 ARTICLE TEN
                                                 CONVERSION

SECTION 1001.         Right To Convert.........................................................................        53
SECTION 1002.         Exercise of Conversion Privilege; Issuance of Common Shares on Conversion; No
                      Adjustment For Interest or Dividends.....................................................        56
SECTION 1003.         Cash Payments in Lieu of Fractional Shares...............................................        58
SECTION 1004.         Conversion Rate..........................................................................        58
SECTION 1005.         Adjustment of Conversion Rate............................................................        58

SECTION 1006.         Effect of Reclassification, Reorganization or Sale and Further Adjustment to the
                      Conversion Rate......................................................................            69
SECTION 1007.         Taxes On Shares Issued...............................................................            70
SECTION 1008.         Reservation of Shares, Shares to Be Fully Paid; Compliance With Governmental
                      Requirements; Listing of Common Shares...............................................            70
SECTION 1009.         Responsibility Of Trustee............................................................            71
SECTION 1010.         Notice To Holders Prior To Certain Actions...........................................            71
SECTION 1011.         Shareholder Rights Plans.............................................................            72
SECTION 1012.         Transfer Restrictions................................................................            72

                                                 ARTICLE ELEVEN
                                                 MISCELLANEOUS

SECTION 1101.         Trust Indenture Act Controls.........................................................            73
SECTION 1102.         Notices..............................................................................            73
SECTION 1103.         Communication by Holders with Other Holders..........................................            74
SECTION 1104.         Certificate and Opinion as to Conditions Precedent...................................            74
SECTION 1105.         Statements Required in Certificate or Opinion........................................            75
SECTION 1106.         Rules by Trustee and Agents..........................................................            75
SECTION 1107.         Legal Holidays.......................................................................            75
SECTION 1108.         No Recourse Against Others...........................................................            75
SECTION 1109.         Duplicate Originals..................................................................            76
SECTION 1110.         Governing Law........................................................................            76
SECTION 1111.         No Adverse Interpretation of Other Agreements........................................            76
SECTION 1112.         Successors...........................................................................            76
SECTION 1113.         Consent to Jurisdiction and Service of Process.......................................            76
SECTION 1114.         Waiver of Jury Trial.................................................................            77
SECTION 1115.         Force Majeure........................................................................            77
SECTION 1116.         Conversion of Currency...............................................................            77
SECTION 1117.         Separability.........................................................................            79
SECTION 1118.         Table of Contents, Headings, etc.....................................................            79

EXHIBIT A         Face of Security.........................................................................           A-1
                  Trustee's Certificate of Authentication..................................................           A-2
                  Reverse of Security......................................................................           A-3
                  Form of Assignment.......................................................................          A-11
                  Conversion Notice........................................................................          A-14
                  Designated Purchase Offer Purchase Acceptance Notice.....................................          A-15
                  Notice of Election Upon Tax Redemption...................................................          A-16
SCHEDULE A        .........................................................................................  Schedule A-1
EXHIBIT B-1       Form of Private Placement Legend.........................................................         B-1-1
EXHIBIT B-2       Form of Legend for Global Security.......................................................         B-2-1
EXHIBIT B-3       Form of Canadian Legend..................................................................         B-3-1
EXHIBIT D-1       Form of Certificate to Be Delivered in Connection with Transfers
                  Pursuant to Regulation S.................................................................         D-1-1
EXHIBIT E         Form of Notice of Transfer Pursuant to Registration Statement............................           E-1
EXHIBIT F         Form of Opinion of Counsel in Connection with Registration Statement.....................           F-1

                  INDENTURE, dated as of December 8, 2003 between FAIRMONT HOTELS & RESORTS INC., a Canadian corporation (the "COMPANY"), and THE BANK OF NEW YORK, as trustee (the "TRUSTEE").

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 3.75% Convertible Senior Notes due 2023 (the "SECURITIES").

                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                           SECTION 101. DEFINITIONS.

         "ADDITIONAL INTEREST AMOUNT" has the meaning provided in the Registration Rights Agreement.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For this purpose, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, through the ownership of securities, by contract or otherwise.

         "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

         "AUTHORIZED NEWSPAPER" means a newspaper printed in the English language and customarily published at least once a day on each Business Day in each calendar week and of general circulation in the Borough of Manhattan, the City and State of New York, whether or not such newspaper is published on Saturdays, Sundays and legal holidays.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company or any committee thereof authorized to act for it hereunder.

         "BOARD RESOLUTION" means a copy of a resolution certified by the Corporate Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "CANADIAN GAAP" means generally accepted accounting principles in Canada.

         "CANADIAN LEGEND" means a legend labelled as such set forth in Exhibit B-3 hereto.

         "CANADIAN PERSON" means any person in Canada or resident in Canada, including any natural person resident in Canada, any partnership or corporation organized or incorporated under the federal laws of Canada or the laws of any province or territory of Canada, any estate of which any executor or administrator is a Canadian person, any trust of which the trustee making the investment decision is a Canadian person, any agency or branch of a foreign entity located in Canada and any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in Canada.

         "CANADIAN SECURITIES LAWS" means the securities laws, rules, regulations and written policy statements of any province or territory of Canada, as the same may be amended from time to time.

         "CALCULATION AGENT" means Citigroup Global Markets Inc. or UBS Securities LLC, or any other securities dealer selected by the Company.

         "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of share capital or capital stock, as the case may be, of the Person and all warrants or options to acquire such share capital or capital stock, as the case may be.

         "CLEARSTREAM" means Clearstream Bank, S.A.

         "CLOSE OF BUSINESS" means, as of any determination date, 5:00 p.m., New York City time, on such determination date.

         "CLOSING SALE PRICE" of the Common Shares on any date means the closing sale price per Common Share (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which the Common Shares are traded or, if the Common Shares are not listed on a United States national or regional securities exchange, as reported by the Nasdaq System or, if no such price is reported, as reported by the principal non-United States market on which the Common Shares are traded, such price to be converted into U.S. dollars based on the Bank of Canada noon exchange rate as reported for conversion into U.S. dollars on such date. In the absence of such quotation, the Board of Directors will determine in good faith the Closing Sale Price.

         "CODE" means the United States Internal Revenue Code of 1986, as amended.

         "COMMON SHARES" means the common shares of the Company and associated common share purchase rights, or such other capital stock into which the Company's common shares are reclassified or changed.

         "COMPANY" means the party named as such above until a successor replaces it pursuant to the applicable provision hereof and thereafter means the successor.

         "COMPANY REQUEST" OR "COMPANY ORDER" means a written request or order signed on behalf of the Company by any one of its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, any Senior Vice President or any Vice President and by any one of its Treasurer, Assistant Treasurer, Corporate Secretary or Assistant Secretary, and delivered to the Trustee.

         "Consolidated Net Tangible Assets" means the total amount of the Company's assets (including investments in Joint Ventures and assets of Subsidiaries (less applicable depreciation, amortization and other valuation reserves) after deducting therefrom (a) all of the Company's and its Subsidiaries' current liabilities (excluding (i) the current portion of long-term indebtedness, (ii) intercompany liabilities and (iii) any liabilities which are by their terms renewable or extendible at the option of the obligor thereon to a time more than 12 months from the time as of which the amount thereof is being computed) and
(b) all goodwill, tradenames, trademarks, patents, unamortized debt discount and other like intangibles, all as set forth on the Company's most recent consolidated balance sheet and computed in accordance with Canadian GAAP (or U.S. GAAP if adopted by the Company for use in the preparation of its audited financial statements).

         "CONVERSION AGENT" means any Person designated by the Company to act in connection with the conversion of Securities in accordance with Article Ten. The Company has initially appointed the Trustee as its Conversion Agent, which shall maintain an office or agency in the Borough of Manhattan, The City of New York, New York.

         "CONVERSION PRICE" as of any day will equal $1,000 divided by the Conversion Rate on such day, rounded to the nearest cent.

         "CONVERSION VALUE" is equal to the product of the Closing Sale Price for Common Shares on a given day multiplied by the then current Conversion Rate.

         "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 1102 or such other address as the Trustee may give notice of to the Holders and the Company.

         "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "DEPOSITARY" means The Depository Trust Company, its nominees and successors.

         "EUROCLEAR" means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.

         "EXCHANGE ACT" means the U.S. Securities Exchange Act of 1934, as amended.

         "HOLDER" OR "SECURITY HOLDER" means a person in whose name a Security is registered on the Registrar's books.

         "INDENTURE" means this Indenture as amended or supplemented from time to time, including the provisions of the TIA that are deemed to be a part hereof.

         "INITIAL PURCHASERS" means Citigroup Global Markets Inc., UBS Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.

         "INITIAL PURCHASERS' OPTION" means the option granted to the Initial Purchasers to purchase up to an additional $25,000,000 aggregate principal amount of Securities pursuant to the Purchase Agreement.

         "ISSUE DATE"of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

         "JOINT VENTURE" means any partnership, corporation or other entity, in which the Company and/or one or more of its Subsidiaries own, directly or indirectly, up to and including 50% of the partnership interests, outstanding voting stock or other equity interest.

         "MATURITY DATE" means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, Designated Event Notice, or Purchase Notice or otherwise.

         "NON-RECOURSE INDEBTEDNESS" means indebtedness the terms of which provide that the lender's claim for repayment of such indebtedness is limited solely to a claim against the property which secures such indebtedness.

         "NON-U.S. PERSON" means a Person who is not a "U.S. person" (as such term is defined in Regulation S under the Securities Act).

         "OFFERING MEMORANDUM" means the Offering Memorandum of the Company dated December 2, 2003 relating to the Securities.

         "OFFICER" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Senior Vice President, any Vice President, the Treasurer, the Corporate Secretary or the General Counsel of the Company.

         "OFFICERS' CERTIFICATE" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Corporate Secretary of the Company.

         "OPINION OF COUNSEL" means a written opinion from legal counsel who may be an employee of or counsel for the Company, or other counsel reasonably acceptable to the Trustee.

         "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "PRESCRIBED SECURITY" means a security prescribed for purposes of clause 212(1)(b)(vii)(E) of the Tax Act.

         "PURCHASE AGREEMENT" means the Purchase Agreement dated as of December 2, 2003 between the Company and the Initial Purchasers.

         "QIB" means a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

         "RECLASSIFICATION" means any reclassification of the Common Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination).

         "REDEMPTION DATE" means the date specified for redemption of any Security in accordance with the terms of such Security and this Indenture.

         "REDEMPTION PRICE" means, with respect to a Security to be redeemed by the Company in accordance with Article Three, the percentage of the outstanding principal amount of such Security payable by the Company upon such redemption.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of December 8, 2003 between the Company and the Initial Purchasers.

         "REGULATION S" means Regulation S promulgated under the Securities Act.

         "REGULATION S GLOBAL SECURITY" means a permanent Global Security in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S.

         "REORGANIZATION" means a consolidation, merger, amalgamation, binding share exchange, statutory arrangement (involving a business combination) or similar transaction involving the Company.

         "RESPONSIBLE OFFICER" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "RESTRICTED SECURITY" means a Security that constitutes a "restricted security" within the meaning of Rule 144(a)(3) promulgated under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

         "RULE 144A" means Rule 144A promulgated under the Securities Act.

         "RULE 144A GLOBAL SECURITY" means a permanent Global Security in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A.

         "SALE" means any sale, lease or conveyance of the property and assets of the Company as an entirety or substantially as an entirety.

         "SANCTIONS REGULATIONS" mean the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any enabling legislation or executive order relating thereto.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES" means the 3.75% Convertible Senior Notes due 2023 issued by the Company pursuant to this Indenture, including pursuant to the exercise of the Initial Purchasers' Option.

         "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended.

         "SIGNIFICANT SUBSIDIARY" with respect to any Person means any subsidiary of such Person that constitutes a "significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X promulgated under the Securities Act.

         "STATED MATURITY" means December 1, 2023.

         "SUBSIDIARY" means any corporation of which at least majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is, at the time, directly or indirectly, owned by the Company or by one or more Subsidiaries or by the Company and one or more of its Subsidiaries.

         "TAX ACT" means the Income Tax Act (Canada) and any reference thereto includes a reference to an equivalent provision of a Canadian, provincial or territorial income tax statute.

         "TIA" means the U.S. Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 903.

         "TRADING DAY", with respect to the Common Shares or any other security, shall mean (x) a day on which the exchange or market, on which a determination as to the price of such Common Shares or other security is based, is open for business, or (y) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         "TRADING PRICE" of the Securities means, on any date, the average of the secondary market bid quotations per Security obtained by the Company or a Calculation Agent for $1,000,000 principal amount of Securities at approximately 3:30 p.m., New York City time, on such date from three independent nationally recognized securities dealers selected by the Company; provided that if at least three such bids cannot reasonably be obtained by the Company or a Calculation Agent, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Company or a Calculation Agent, that one bid shall be used; provided further that if the Company or a Calculation Agent cannot reasonably obtain at least one bid for $1,000,000 principal amount of Securities from a nationally recognized securities dealer, then the Trading Price shall be deemed to be less than 98% of the product of the average Conversion Value of the Securities.

         "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions hereof and thereafter means the successor.

         "U.S. GAAP" means generally accepted accounting principles in the United States.

                           SECTION 102. OTHER DEFINITIONS.

                 TERM DEFINED                                    IN SECTION
"ACCEPTED PURCHASED SHARES"                                          1005
"ADDITIONAL AMOUNTS"                                                  407
"ADJUSTMENT EVENT"                                                   1005

"ASSOCIATE"                                                           309
"BANKRUPTCY LAW"                                                      601
"BUSINESS DAY"                                                       1107
"CANADIAN TAXES"                                                      407
"CHANGE IN CONTROL"                                                   309
"COMPANY CASH CONVERSION OPTION"                                     1002
"COMPANY PURCHASE NOTICE"                                             310
"CONVERSION AGENT"                                                    203
"CONVERSION DATE"                                                    1002
"CONVERSION NOTICE"                                                  1002
"CONVERSION RATE"                                                    1004
"CURRENT MARKET PRICE"                                               1005
"CUSTODIAN"                                                           601
"DEEMED INTEREST PERIOD"                                              218
"DESIGNATED EVENT"                                                    309
"DESIGNATED EVENT NOTICE"                                             309
"DESIGNATED EVENT PURCHASE DATE"                                      309
"DESIGNATED EVENT PURCHASE OFFER"                                     309
"DESIGNATED EVENT PURCHASE PRICE"                                     309
"DESIGNATED EVENT PURCHASE NOTICE"                                    309
"DETERMINED DATE"                                                    1005
"DISTRIBUTED SECURITIES"                                             1005
"DISTRIBUTED SECURITIES CLOSING SALE PRICE"                          1005
"DIVIDEND THRESHOLD AMOUNT"                                          1005
"EVENT OF DEFAULT"                                                    601
"EXCLUDED HOLDER"                                                     407
"EXCLUDED TAXES"                                                      407
"EX-DIVIDEND DATE"                                                   1005
"EX-DIVIDEND TIME"                                                   1001
"EXPIRATION TIME"                                                    1005
"FAIR MARKET VALUE"                                                  1005
"FUNDAMENTAL CHANGE"                                                  309
"GLOBAL SECURITY"                                                     201
"INELIGIBLE CONSIDERATION"                                           1006
"JUDGMENT CURRENCY"                                                  1116
"LEGAL HOLIDAY"                                                      1107
"NON-ELECTING SHARE"                                                 1006
"NOTICE OF DEFAULT"                                                   601
"NOTICE OF ELECTION"                                                  308
"OFFER EXPIRATION TIME"                                              1005
"PARTICIPANTS"                                                        215
"PAYING AGENT"                                                        203
"PHYSICAL SECURITIES"                                                 201
"PRIVATE PLACEMENT LEGEND"                                            217
"PURCHASE DATE"                                                       310
"PURCHASE NOTICE"                                                     310

"PURCHASE PRICE"                                                      310
"PURCHASED SHARES"                                                   1005
"RATE(S) OF EXCHANGE"                                                1116
"RECORD DATE"                                                        1005
"REGISTRAR"                                                           203
"REQUIRED CURRENCY"                                                  1116
"RESTRICTED PERIOD"                                                   215
"TERMINATION OF TRADING"                                              309
"TRIGGER EVENT"                                                      1005
"U.S. GOVERNMENT OBLIGATIONS"                                         801
"VOTING SECURITIES"                                                   309

                           SECTION 103. INCORPORATED BY REFERENCE FROM TRUST INDENTURE ACT.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                "COMMISSION" means the SEC;
                "INDENTURE SECURITIES" means the Securities;
                "INDENTURE SECURITY HOLDER" means a Security Holder or a Holder; "INDENTURE TO BE QUALIFIED" means this Indenture;
                "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and
                "OBLIGOR" on the indenture securities means the Company or any successor.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein have the meanings so assigned to them.

                           SECTION 104. RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                           (a) a term has the meaning assigned to it;

                           (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with Canadian GAAP in effect on the date hereof;

                           (c) "or" is not exclusive;

                           (d) words in the singular include the plural and in the plural include the singular;

                           (e) all references to "dollars" and "$" shall mean U.S. dollars;

                           (f) provisions apply to successive events and transactions; and

                           (g) "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                  ARTICLE TWO

                                 THE SECURITIES

                           SECTION 201. FORM AND DATING.

                  The Securities and the Trustee's certificate of authentication shall be substantially in the form set forth in EXHIBIT A, which is incorporated in and forms a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or customary usage. Each Security shall be dated the date of its authentication.

                  Securities offered and sold in reliance on Rule 144A or on Regulation S under the Securities Act shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in EXHIBIT A (the "GLOBAL SECURITY"), deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or the nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided and bearing the legends set forth in EXHIBITS B-1, B-2 and, to the extent applicable, B-3. The aggregate principal amount of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided; provided, that in no event shall the aggregate principal amount of the Global Security or Securities exceed $245,000,000, or $270,000,000 if the Initial Purchasers' Option is exercised in full.

                  Securities issued in exchange for interests in a Global Security pursuant to Section 215 may be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in EXHIBIT A (the "PHYSICAL SECURITIES") and, if applicable, bearing any legends required by Section 217.

                  All Securities offered and sold in reliance on Regulation S shall remain in the form of a Global Security for 40 days after the Issue Date for the Securities. Notwithstanding the foregoing, in the event that Physical Securities are issued in respect of beneficial interests in a Regulation S Global Security at any time prior to 40 days after the date of this Indenture (other than in a transaction subject to Rule 144A) the Company shall, as promptly as practicable, institute procedures, including appropriate certifications reasonably designed to ensure that any transfer of such Physical Securities prior to the end of such 40 day period is made only in accordance with Regulation S, pursuant to a registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act.

                           SECTION 202. EXECUTION AND AUTHENTICATION.

                  The Securities shall be executed on behalf of the Company by one Officer by manual or facsimile signature.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

                  A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been duly authenticated and delivered under this Indenture.

                  Upon a written order of the Company signed by one Officer of the Company, the Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $245,000,000, or $270,000,000 if the Initial Purchasers' Option is exercised in full. The aggregate principal amount of Securities outstanding at any time may not exceed $245,000,000, or $270,000,000 if the Initial Purchasers' Option is exercised in full, except as provided in
Section 207.

                  Upon a written order of the Company signed by one Officer of the Company, the Trustee shall authenticate Securities not bearing the Private Placement Legend to be issued to the transferee when sold pursuant to an effective registration statement under the Securities Act as set forth in
Section 216(d).

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Agent. An authenticating agent has the same rights as an Agent to deal with the Company and its Affiliates.

                  The Securities shall be issuable only in registered book-entry form without interest coupons and only in denominations of $1,000 principal amount and any positive integral multiple thereof.

                           SECTION 203. REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

                  The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for payment ("PAYING AGENT") and an office or agency where Securities may be presented for conversion ("CONVERSION AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint or change one or more co-registrars, one or more additional paying agents and one or more additional conversion agents without notice and may act in any such capacity on its own behalf. The term "Registrar" includes any co-registrar; the term "Paying Agent" includes any additional paying agent; and the term "Conversion Agent" includes any additional conversion agent.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any

Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such.

                  The Company initially appoints the Trustee as Paying Agent, Registrar and Conversion Agent.

                           SECTION 204. PAYING AGENT TO HOLD MONEY IN TRUST.

                  Each Paying Agent shall hold in trust for the benefit of the Security Holders or the Trustee all moneys held by the Paying Agent for the payment of the Securities, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

                           SECTION 205. SECURITY HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Security Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Security Holders.

                           SECTION 206. TRANSFER AND EXCHANGE.

                  Subject to Sections 215 and 216 hereof, where Securities are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transaction are met. To permit registrations of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Company or the Trustee, as the case may be, shall not be required (a) to issue, authenticate, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 304 and ending at the Close of Business on the day of such mailing, (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part, or (c) to register the transfer or exchange of any Security in respect of which a Designated Event Purchase Notice or Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of any Security to be purchased in part, the portion thereof not to be purchased).

                  No service charge shall be made for any transfer, exchange or conversion of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, exchange or conversion of Securities, other than exchanges pursuant to Sections 210, 301, 307, 308, 309, 310, 905 or 1002 not involving any transfer.

                  Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security shall be made only in accordance with this Article Two. Transfers of a Global Security shall be limited to transfers of such Global Security in whole, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

                  Any Registrar appointed pursuant to Section 203 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

                  No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

                           SECTION 207. REPLACEMENT SECURITIES.

                  If the Holder of a Security claims that the Security has been mutilated, lost, destroyed or stolen, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met and, in the case of a mutilated Security, such mutilated Security is surrendered to the Trustee. In the case of lost, destroyed or stolen Securities, an indemnity bond must be provided by the Holder that is sufficient in the judgment of the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Trustee may charge for its reasonable expenses in replacing a Security.

                  In case any such mutilated, lost, destroyed or stolen Security has become or is about to become due and payable, or is about to be redeemed or purchased by the Company pursuant to Article Three hereof, the Company in its discretion may, instead of issuing a new Security, pay such Security when due or redeem or purchase, such Security, as applicable.

                  Every replacement Security is an additional obligation of the Company only as provided in Section 208 and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                           SECTION 208. OUTSTANDING SECURITIES.

                  Securities outstanding at any time are all the Securities authenticated by the Trustee except for those converted, those cancelled by it, those delivered to it for cancellation and those described in this Section 208 as not outstanding. Except to the extent provided in Section 209, a Security does not cease to be outstanding because the Company or one of its Subsidiaries or Affiliates holds the Security.

                  If a Security is replaced pursuant to Section 207, it ceases to be outstanding unless the Trustee receives proof satisfactory to it, or a court holds, that the replaced Security is held by a protected purchaser, as that term is defined in the New York Uniform Commercial Code.

                  If the Paying Agent (other than the Company) holds on a Redemption Date, Purchase Date, Designated Event Purchase Date or Maturity Date money sufficient to pay Securities payable on that date, then on and after that date, such Securities shall be deemed to be no longer outstanding and interest on them shall cease to accrue, and such Security shall be deemed paid whether or not the Security is delivered to the Paying Agent. Thereafter, all other rights of the Holders of such Securities shall terminate with respect to such Securities, other than the right to receive the Redemption Price, Purchase Price, Designated Event Purchase Price or principal amount, as applicable.

                  If a Security is converted in accordance with Article Ten, then from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and interest, if any, shall cease to accrue on such Security.

                           SECTION 209. SECURITIES HELD BY THE COMPANY OR AN AFFILIATE.

                  In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any of its Subsidiaries or an Affiliate shall be considered as though not outstanding, except that for the purposes of determining whether a Responsible Officer of the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

                           SECTION 210. TEMPORARY SECURITIES.

                  Until Physical Securities are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate and deliver temporary Securities. Temporary Securities shall be substantially in the form of Physical Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and execute and the Trustee shall authenticate and deliver Physical Securities in exchange for temporary Securities.

                  After the preparation of Physical Securities, the temporary Securities shall be exchangeable for Physical Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 203, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall prepare and execute and the Trustee shall authenticate and deliver in exchange therefore a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Physical Securities.

                           SECTION 211. CANCELLATION.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment, conversion or cancellation in accordance with its customary procedures. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Security Holder has converted pursuant to Article Ten.

                           SECTION 212. DEFAULTED INTEREST.

                  If and to the extent the Company defaults in a payment of interest on the Securities, the Company shall pay the defaulted interest in any lawful manner plus, to the extent not prohibited by applicable statute or case law, interest payable on the defaulted interest at the rate borne by the Securities. The Company may pay the defaulted interest to the persons who are Security Holders on a subsequent special record date. The Company shall fix such special record date and payment date. At least 15 days before such special record date, the Company shall mail to Security Holders a notice that states the special record date, payment date and amount of interest to be paid.

                           SECTION 213. CUSIP NUMBERS.

                  The Company in issuing the Securities may use one or more "CUSIP" numbers, and if so, the Trustee shall use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP numbers printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                           SECTION 214. DEPOSIT OF MONEYS.

                  Prior to 11:00 A.M., New York City time, on each interest payment date, the Maturity Date, Redemption Date, Designated Event Purchase Date and Purchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 204) an amount of money in immediately available funds, sufficient to make cash payments, if any, due on such interest payment date, Maturity Date, Redemption Date, Designated Event Purchase Date and Purchase Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date, Maturity Date, Redemption Date, Designated Event Purchase Date and Purchase Date, as the case may be.

                           SECTION 215. BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

                           (a) The Global Securities initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 217.

                  Members of, or participants in, the Depositary ("PARTICIPANTS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  Investors in the Regulation S Global Security may hold their interests in the Regulation S Global Security through Euroclear or Clearstream, if they are participants in such systems, or indirectly through organizations which are participants in such systems. After the expiration of the Restricted Period (but not earlier), investors in the Regulation S Global Security may also hold such interests through organizations other than Euroclear or Clearstream that are participants in the Depositary's system. Euroclear and Clearstream will hold interests in the Regulation S Global Security on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositories, which, in turn, will hold such interests in the Regulation S Global Security in customer's securities accounts in the depositories' names on the books of the Depositary. All interests in a Global Security, including those held through Euroclear or Clearstream, may be subject to the procedures and requirements of the Depositary. Those interests held through Euroclear and Clearstream will be subject to the procedures and requirements of such systems. As used herein, the term "RESTRICTED PERIOD" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day that Citigroup Global Markets Inc. or UBS Securities LLC advises the Company and the Trustee in writing of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) and (ii) the original Issue Date of the Securities.

                           (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for any Global Security or if the Depository ceases to be a clearing agency registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from a beneficial owner to issue Physical Securities.

                           (c) In connection with the transfer of a Global Security in its entirety to beneficial owners pursuant to Section 215(b), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall upon written instructions from the Company authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

                           (d) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to Section 215(b) shall, except as otherwise provided by
         Section 216, bear the Private Placement Legend.

                           (e) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                           SECTION 216. SPECIAL TRANSFER PROVISIONS.

                           (a) TRANSFERS TO NON-U.S. PERSONS. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to any Non-U.S. Person:

                                    (i)      the Registrar shall register the
                           transfer of any Restricted Security, whether or not such Security bears the Private Placement Legend, if
                           (x) the requested transfer is after the second anniversary of the Issue Date and such request is approved by the Company for the Securities; provided, however, that neither the Company nor any of its Affiliates has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date for the Securities or (y) the proposed transferor has delivered to the Registrar certificates substantially in the form of EXHIBIT D-1 hereto; and

                                    (ii)     if the proposed transferor is a
                           Participant seeking to transfer an interest in a Rule 144A Global Security to a transferee who will hold such interest in a Regulation S Global Security, upon receipt by the Registrar of (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificates and other documents, if any, required by clause (y) of paragraph (i) above, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the aggregate principal amount of the Global Security through which the transferor held such interest in an amount equal to the aggregate principal amount of the Securities to be transferred and (B) an increase in the aggregate principal amount of the Global Security through which the transferee proposes to hold such interest, in an amount equal to the aggregate principal amount of the Securities to be transferred.

                           (b) TRANSFERS TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to a QIB:

                                    (i)      the Registrar shall register the
                           transfer of any Restricted Security, whether or not such Security bears the Private Placement Legend, if
                           (x) the requested transfer is after the second anniversary of the Issue Date and such request is approved by the Company; provided, however, that neither the Company nor any of its Affiliates has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date for the Securities or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                                    (ii)     if the proposed transferor is a
                           Participant seeking to transfer an interest in a Regulation S Global Security to a transferee who will hold such interest in a Rule 144A Global Security, upon receipt by the Registrar of (x) written instructions given in accordance with the Depositary's and the Registrar's procedures and (y) the appropriate certificates and other documents, if any, required by clause (y) of paragraph (i) above, the Registrar shall register the transfer and reflect on its books and records the date and (A) a decrease in the aggregate principal amount of the Global Security through which the transferor held such interest in an amount equal to the aggregate principal amount of the Securities to be transferred and (B) an increase in the aggregate principal amount of the Global Security through which the transferee proposes to hold such interest, in an amount equal to the aggregate principal amount of the Securities to be transferred.

                           (c) TRANSFERS TO CANADIAN PERSONS. Except in respect of any transfer of Securities to the Company, the Securities shall be subject to the restrictions on transfer set forth in the Canadian Legend. Any Securities which bear the Canadian Legend may at any time on or after May 20, 2004, on surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 206, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the Canadian Legend. If the Security surrendered for exchange is represented by a Global Security bearing the Canadian Legend, the principal amount of the Global Security so legended shall be reduced by the appropriate principal amount and the principal amount of the Global Security without the Canadian Legend shall be increased by an equal principal amount. If the Global Security without the Canadian Legend is not then outstanding, the Company shall execute and the Trustee shall authenticate and deliver a Global Security without the Canadian Legend to the Depositary.

                           (d) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. Notwithstanding any other provisions of this Indenture, a Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor depositary or a nominee of such successor depositary.

                           (e) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless
         (i) the requested transfer is after the second anniversary of the Issue Date and such request is approved by the Company for the Securities (provided, however, that neither the Company nor any of its Affiliates has held any beneficial interest in such Security, or portion thereof, at any time prior to or on the second anniversary of the Issue Date),
         (ii) there is delivered to the Trustee and to the Company an Opinion of Counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Security has been sold pursuant to an effective registration statement under the Securities Act and the Holder selling such Securities has delivered to the Registrar a notice in the form of EXHIBIT E hereto. Upon the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Company shall deliver to the Trustee a notice of effectiveness, a Security or Securities, an authentication order in accordance with Section 202 and an Opinion of Counsel in a form substantially similar to EXHIBIT F hereto and, if required by the Depositary, the Company shall deliver to the Depositary a letter of representations in a form reasonably acceptable to the Depositary.

                           (f) GENERAL. By its acceptance of any Security bearing the Private Placement Legend or the Canadian Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and the Canadian Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 215 or this Section
216. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                           (g) TRANSFERS OF SECURITIES HELD BY AFFILIATES. Any certificate (i) evidencing a Security that has been transferred to an Affiliate of the Company within two years after the Issue Date for the Securities, as evidenced by a notation on the assignment form for such transfer or in the representation letter delivered in respect thereof or (ii) evidencing a Security that has been acquired from an Affiliate (other than by an Affiliate) in a transaction or a chain of transactions not involving any public offering, shall, until two years after the last date on which the Company or any Affiliate of the Company was an owner of such Security, in each case, bear the Private

         Placement Legend, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

                           SECTION 217. RESTRICTIVE LEGENDS.

                  Each Global Security, and each Physical Security that constitutes a Restricted Security shall bear the legend (the "PRIVATE PLACEMENT LEGEND") as set forth in EXHIBIT B-1 on the face thereof until after the second anniversary of the later of (i) the later of the Issue Date or the last date on which Securities were issued pursuant to the Initial Purchasers' Option, and
(ii) the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any predecessor security) (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws in the Opinion of Counsel for the Company delivered to the Trustee, unless otherwise agreed between the Company and the Holder thereof). Any certificate evidencing a Security (and all Securities issued in exchange therefor or in substitution thereof) issued before May 20, 2004 shall bear the Canadian Legend.

                  Each Global Security shall also bear the legend as set forth in EXHIBIT B-2.

                           SECTION 218. COMPUTATION OF INTEREST.

                  Interest on the Securities shall be computed by the Company on the basis of a 360-day year composed of twelve 30-day months. Each rate of interest which is calculated with reference to a period (the "DEEMED INTEREST PERIOD") that is less than the actual number of days in the calendar year of calculation is, for the purposes of the Interest Act (Canada), equivalent to a rate based on a calendar year calculated by multiplying such number of days in the Deemed Interest Period. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed in the period.

                           SECTION 219. RANKING.

                  The Securities constitute, and will constitute, senior unsecured and unsubordinated obligations of the Company, ranking equally in right of payment all other existing and future senior unsecured and unsubordinated obligations of the Company.

                           SECTION 220. ADDITIONAL INTEREST AMOUNT.

                  With respect to references in this Indenture to the payment of interest on any Security, such reference shall be deemed to include the payment of Additional Interest Amount to the extent that, in such context, Additional Interest Amount is, was or would be payable.

                                 ARTICLE THREE

                      REDEMPTION AND PURCHASE OF SECURITIES

                           SECTION 301. RIGHT OF REDEMPTION; NO SINKING FUND.

                  Redemption of the Securities, as permitted by any provision of this Indenture, shall be made in accordance with this Article Three.

                  Except as provided in Section 308 hereof, the Company will not have the right to redeem any Securities prior to January 20, 2009. On or after January 20, 2009, the Company may, at its option, redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, together with accrued and unpaid interest to, but excluding, the Redemption Date.

                  No sinking fund is provided for the Securities.

                           SECTION 302. NOTICES TO TRUSTEE.

                  If the Company elects to redeem Securities pursuant to Section 301 or Section 308 of this Indenture, it shall notify the Trustee at least 15 days prior to the mailing of the notice of redemption (unless a shorter notice period shall be satisfactory to the Trustee) of the Redemption Date, the aggregate principal amount of Securities to be redeemed and the Redemption Price.

                           SECTION 303. SELECTION OF SECURITIES TO BE REDEEMED.

                  If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on a pro rata basis, by lot or in a method the Trustee deems fair and reasonable. The Trustee shall make the selection from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal amount of Securities that have denominations larger than $1,000 principal amount. Securities and portions of them it selects shall be in amounts of $1,000 principal amount or positive integral multiples of $1,000 principal amount. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and the principal amount thereof to be redeemed.

                  If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed, solely for the purposes of determining the aggregate principal amount of the Securities to be redeemed by the Company, to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

                  The Registrar need not transfer or exchange any Securities selected for redemption, except the unredeemed portion of the Securities redeemed in part. Also, the Registrar need not transfer or exchange any Securities for a period of 15 days before selecting Securities to be redeemed.

                           SECTION 304. NOTICE OF REDEMPTION.

                  Subject to Section 308 of this Indenture, at least 30 days but not more than 60 days before a Redemption Date, the Company shall mail by first-class mail a notice of redemption to each Holder whose Securities are to be redeemed.

                  The notice shall identify the Securities and the aggregate principal amount thereof to be redeemed and shall state:

                                    (i)      the Redemption Date;

                                    (ii)     the Redemption Price plus the
                           amount of accrued and unpaid interest to be paid on the Securities called for redemption;

                                    (iii)    the then current Conversion Rate
                           and Conversion Price;

                                    (iv)     the name and address of the Paying
                           Agent and Conversion Agent;

                                    (v)      the date on which the right to
                           convert the principal of the Securities called for redemption will terminate and the place or places where such Securities may be surrendered for conversion;

                                    (vi)     that Holders who want to convert
                           Securities must satisfy the requirements in Article Ten;

                                    (vii)    whether pursuant to a Company Cash
                           Conversion Option the Company will deliver cash in lieu of some or all of the Common Shares issuable upon the conversion of any Securities called for redemption, or if a combination of cash and Common Shares, the number of Common Shares per $1,000 principal amount of Securities for which cash will be delivered in lieu of such Common Shares to be delivered, and the method for calculating the amount of cash to be delivered per Common Share;

                                    (viii)   the paragraph of the Securities
                           pursuant to which the Securities are to be redeemed;

                                    (ix)     if such Securities are being
                           redeemed pursuant to Section 308 of this Indenture, a description of the procedures which a Holder must follow if it chooses to exercise its right to not have its Securities redeemed;

                                    (x)      if such Securities are being
                           redeemed pursuant to Section 308 of this Indenture, that Holders will be entitled to withdraw their election to not have Securities redeemed if the Company (if acting as its own Paying Agent), or the Paying Agent, receives, not later than the Close of Business on the Business Day immediately preceding the Redemption Date, a letter or telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth the name of the Holder, and a statement that such Holder is withdrawing its election to not have a specified principal amount of Securities redeemed, the certificate numbers of such Securities being withdrawn, if applicable, and the principal amount, if any, of the Securities that remain subject to the Notice of Election;

                                    (xi)     that Securities called for
                           redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                                    (xii)    if (A) the Securities are to be
                           redeemed pursuant to Section 301 hereof and (B) fewer than all the Securities then outstanding are to be redeemed, the identification and aggregate principal amount of the particular Securities to be redeemed;

                                    (xiii)   that, unless the Company shall
                           default in the payment of the Redemption Price, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and that the Securities will cease to be convertible after the Close of Business on the Business Day immediately preceding the Redemption Date; and

                                    (xiv)    the CUSIP number or numbers, as the
                           case may be, of the Securities.

                  The date on which the right to convert the principal of the Securities called for redemption will terminate shall be at the Close of Business on the Business Day immediately preceding the Redemption Date.

                  At the Company's request, upon reasonable prior notice, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; provided that the form and content of such notice shall be prepared by the Company.

                           SECTION 305. EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date at the Redemption Price plus accrued and unpaid interest to, but excluding, the Redemption Date, except for Securities which are converted in accordance with the terms of this Indenture or, if such Securities are being redeemed pursuant to Section 308 hereof, Securities for which a Holder has elected not to have its Securities redeemed pursuant to Section 308 hereof, and, on and after such date (unless the Company shall default in the payment of the Redemption Price), such Securities shall cease to bear interest. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price plus accrued interest to, but excluding, the Redemption Date, unless the Redemption Date is an interest payment date, in which case the accrued interest will be paid in the ordinary course.

                           SECTION 306. DEPOSIT OF REDEMPTION PRICE.

                  Prior to 11:00 A.M. on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 204) an amount of money in immediately available funds on the Redemption Date sufficient to pay the Redemption Price of and accrued interest on all Securities to be redeemed on that date. The Paying Agent shall return to the Company, as soon as practicable, any money not required for that purpose.

                            SECTION 307. SECURITIES REDEEMED IN PART.

                  Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Security or Securities in an aggregate principal amount equal to the unredeemed portion of the Security surrendered.

                  If any Security selected for partial redemption is converted in part, the converted portion of such Security shall be deemed to be the portion selected for redemption.

                            SECTION 308. REDEMPTION FOR TAX REASONS.

                  The Company may, at its option, redeem the Securities, in whole but not in part, at a Redemption Price equal to 100% of the principal amount thereof together with accrued and unpaid interest, if any, to, but excluding, the Redemption Date, if the Company has become or would become obligated to pay to the Holders Additional Amounts (which are more than a de minimis amount) as a result of any amendment or change occurring after December 2, 2003 in the laws or any regulations of Canada or any Canadian political subdivision or taxing authority, or any change occurring after December 2, 2003 in the interpretation or application of any such laws or regulations by any legislative body, court, governmental agency, taxing authority or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory or administrative determination); provided the Company cannot avoid these obligations by taking reasonable measures available to it and that it delivers to the Trustee an opinion of Canadian legal counsel specializing in taxation and an Officers' Certificate attesting to such change and obligation to pay Additional Amounts. The Company will not and will not cause any Paying Agent or the Trustee to deduct from such Redemption Price any amounts on account of, or in respect of, any Canadian Taxes other than Excluded Taxes (except in respect of certain Excluded Holders). In such event, the Company will give the Trustee and the Holders of the Securities not less than 30 days' nor more than 60 days' notice of this redemption pursuant to Section 304, except that (i) the Company will not give notice of redemption earlier than 60 days prior to the earliest date on or from which it would be obligated to pay any such Additional Amounts, and (ii) at the time the Company gives the notice, the circumstances creating its obligation to pay such Additional Amounts remain in effect.

                  Upon receiving such notice of redemption, each Holder who does not wish to have the Company redeem its Securities pursuant to this Section 308 can elect to (i) convert its Securities pursuant to Article Ten or (ii) not have its Securities redeemed, provided that no Additional Amounts will be payable by the Company on any payment of interest or principal with respect to the Securities after such Redemption Date. All future payments will be subject to the deduction or withholding of any Canadian Taxes required to be deducted or withheld.

                  Where no such election is made, the Holder will have its Securities redeemed without any further action. If a Holder does not elect to convert its Securities pursuant to Article

Ten but wishes to elect to not have its Securities redeemed pursuant to clause
(ii) of the preceding paragraph, such Holder must deliver to the Company (if the Company is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the notice of redemption, a written Notice of Election upon Tax Redemption (the "NOTICE OF ELECTION") on the back of the Securities, or any other form of written notice substantially similar to the Notice of Election, in each case, duly completed and signed, so as to be received by the Paying Agent no later than the Close of Business on a Business Day at least five Business Days prior to the Redemption Date.

                  A Holder may withdraw any Notice of Election by delivering to the Company (if the Company is acting as its own Paying Agent), or to a Paying Agent designated by the Company in the notice of redemption, a written notice of withdrawal prior to the Close of Business on the Business Day prior to the Redemption Date.

                           SECTION 309. PURCHASE AT THE OPTION OF HOLDERS UPON A DESIGNATED EVENT.

                  In the event of a Designated Event with respect to the Company, the Company will be required to make an offer to purchase for cash ("DESIGNATED EVENT PURCHASE OFFER") all outstanding Securities in positive integral multiples of $1,000 principal amount at a price equal to 100% of the principal amount of such Securities ("DESIGNATED EVENT PURCHASE PRICE") plus any accrued and unpaid interest to, but excluding, the Designated Event Purchase Date. The Company shall be required to purchase Securities in respect of which such offer is accepted by a Holder no later than 30 Business Days after a Designated Event Notice has been mailed ("DESIGNATED EVENT PURCHASE DATE").

                  Within 30 Business Days after the occurrence of a Designated Event with respect to the Company, the Company shall mail to the Trustee and all Holders of the Securities at their addresses shown in the register of the Registrar, and to beneficial owners of the Securities as may be required by applicable law, a notice (the "DESIGNATED EVENT NOTICE") of the occurrence of such Designated Event and the Designated Event Purchase Offer arising as a result thereof. The Company shall cause a copy of the Designated Event Notice to be published at the expense of the Company in an Authorized Newspaper.

                  Each Designated Event Notice shall state:

                                    (i)      that a Designated Event has
                           occurred and a Designated Event Purchase Offer is being made pursuant to Section 309 of this Indenture and that all Securities validly tendered and not withdrawn will be purchased pursuant to the terms of such Section 309;

                                    (ii)     the events causing the Designated
                           Event;

                                    (iii)    the date of such Designated Event;

                                    (iv)     the last date by which the Holder
                           must accept the Designated Event Purchase Offer and by which the Securities to be purchased by the Company thereunder must be tendered;

                                    (v)      the Designated Event Purchase
                           Price, plus the amount of accrued interest to be paid on the Securities to be purchased;

                                    (vi)     the Designated Event Purchase Date;

                                    (vii)    the name and address of the Paying
                           Agent and the Conversion Agent;

                                    (viii)   the then existing Conversion Rate
                           and any adjustments to the Conversion Rate as a result of the Designated Event;

                                    (ix)     that Securities with respect to
                           which a Designated Event Purchase Offer has been accepted by the Holder may be converted, if otherwise convertible, only if such acceptance has been withdrawn in accordance with the terms of this Indenture;

                                    (x)      a description of the procedures
                           that Holders must follow in order to tender their Securities (or portions thereof) for payment, and the procedures that Holders must follow in order to withdraw an election to tender Securities (or portions thereof) for payment;

                                    (xi)     the place or places where such
                           Securities may be surrendered for conversion; and

                                    (xii)    the CUSIP number or numbers, as the
                           case may be, of the Securities.

                  To accept the Designated Event Purchase Offer, a Holder of Securities must deliver to the Company (if the Company is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the Designated Event Notice and the Trustee, on or before the Close of Business on the third Business Day immediately preceding the Designated Event Purchase Date, (i) written notice of acceptance of the Designated Event Purchase Offer in the form set forth in the Designated Event Purchase Offer Acceptance Notice on the back of the Securities ("DESIGNATED EVENT PURCHASE NOTICE"), or any other form of written notice substantially similar to the Designated Event Purchase Notice, in each case, duly completed and signed, with appropriate signature guarantee, and (ii) such Securities that the Holder wishes to tender for purchase by the Company pursuant to the Designated Event Offer, duly endorsed for transfer to the Company. Such Holder of such Securities shall be entitled to receive from the Company (if it is acting as its own Paying Agent), or such Paying Agent a nontransferable receipt of deposit evidencing such deposit.

                  A Holder may withdraw any acceptance of the Designated Event Purchase Offer by delivering a written notice of withdrawal delivered to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company, at any time prior to the Close of Business on the Business Day prior to the Designated Event Purchase Date, specifying the certificate number of the Security in respect of which such notice of withdrawal is being submitted (if applicable), the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and the principal amount, if any, of such Security which remains subject to the original Designated Event Purchase Notice and which has been or will be delivered for purchase by the Company. The Paying Agent shall promptly notify the Company of the receipt by it of any Designated Event Purchase Notice or written notice of withdrawal thereof.

                  Prior to 11:00 A.M. New York City time on the Designated Event Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 204) an amount of money in immediately available funds (to be available on the Designated Event Purchase Date) sufficient to pay the Designated Event Purchase Price plus accrued and unpaid interest of all of the Securities which are to be purchased on that date.

                  Upon receipt by the Trustee (or other Paying Agent appointed by the Company) of the Designated Event Purchase Notice, the Holder of the Securities in respect of which such Designated Event Purchase Notice was given shall (unless such Designated Event Purchase Notice is validly withdrawn) thereafter be entitled to receive solely the Designated Event Purchase Price, plus accrued and unpaid interest with respect to such Security. Such Designated Event Purchase Price plus accrued and unpaid interest shall be paid to such Holder, subject to receipt of Securities by the Trustee (or other Paying Agent appointed by the Company) on the later of (x) the Designated Event Purchase Date (provided the Holder has satisfied the conditions in this Section 309) and (y) the time of delivery of such Security to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by this
Section 309. Securities in respect of which a Designated Event Purchase Notice has been given by the Holder thereof, may not be converted pursuant to Article Ten hereof on or after the date of the delivery of such Designated Event Purchase Notice unless such Designated Event Purchase Notice has first been validly withdrawn.

                  If the Company (if it is acting as its own Paying Agent), or a Paying Agent holds money sufficient to pay the Designated Event Purchase Price for all the Securities or portions thereof that are to be purchased as of the Designated Event Purchase Date, then on and after the Business Day following such Designated Event Purchase Date: (i) such Securities will cease to be outstanding, (ii) interest on the Securities will cease to accrue, and (iii) all rights of the Holders of such Securities will terminate, whether or not book-entry transfer of the Securities has been made or the Securities have been delivered to the Trustee or Paying Agent, other than the right to receive the Designated Event Purchase Price upon delivery of the Securities.

                  If any Security shall not be paid upon surrender thereof for purchase, the principal shall, until paid, bear interest from the Designated Event Purchase Date at the rate borne by such Security on the principal amount of such Security and shall continue to be convertible.

                  Any Security which is to be submitted for purchase only in part shall be delivered pursuant to this Section 309 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or its attorney duly authorized in writing), and the Company shall prepare and execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to the portion of such Security not submitted for purchase.

                  Notwithstanding anything herein to the contrary, (i) if a Designated Event Purchase Offer is determined to constitute a "tender offer" under the Exchange Act or an "issuer bid" under applicable Canadian Securities Laws (which terms, as used herein, include any successor provision thereto); the Company, to the extent applicable, will comply with all applicable tender offer rules under the Exchange Act, including Rules 13e-4 and 14e-1, any Canadian Securities Laws and file a Schedule TO or any other schedules required under the Exchange Act rules or Canadian Securities Laws which may then be applicable; and
(ii) the Company may not purchase Securities pursuant to a Designated Event Purchase Offer if there has occurred and is continuing an Event of Default with respect to the Securities, other than a Default in making a Designated Event Purchase Offer or in the payment of the Designated Event Purchase Price with respect to the Securities.

                  As used in this Section 309 of the Indenture and in the
Securities:

                  A "DESIGNATED EVENT" will be deemed to have occurred upon a Fundamental Change or Termination of Trading; provided, that any such Fundamental Change or Termination of Trading occurring on or prior to the date which is five years plus one day after the later of the Issue Date and the last date on which Securities were issued pursuant to the Initial Purchasers' Option shall not be deemed a Designated Event unless such Fundamental Change or Termination of Trading also constitutes a Change in Control.

                  A "CHANGE IN CONTROL" of the Company shall be deemed to have occurred at such time as:

                                    (i)      any Person, including its
                           Affiliates and Associates, becomes the "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act or any successor rule or regulation promulgated under the Exchange Act), of more than 50% of the total number of votes attached to its share capital entitled to general voting rights (collectively, the "VOTING SECURITIES") or other securities into which the Voting Securities are reclassified or changed; provided, however, that a person shall not be deemed a beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; or

                                    (ii)     there shall be consummated any
                           Reorganization in which the Company is not the continuing or surviving corporation or pursuant to which the Common Shares would be converted into cash, securities or other property, in each case, other than a Reorganization in which the holders of the Voting Securities immediately prior to such transaction have, directly or indirectly, at least a majority of the voting shares of the continuing or surviving corporation immediately after such transaction.

                  Notwithstanding the foregoing provisions of this Section 309, a Change in Control shall not be deemed to have occurred by virtue of the Company, any Subsidiary, any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary, or any person holding Common Shares for or pursuant to the terms of any such employee benefit plan, becoming the beneficial owner of Voting Securities, whether in excess of 50% or otherwise.

                  "ASSOCIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                  A "FUNDAMENTAL CHANGE" means any transaction or event (whether by means of an exchange offer, liquidation, tender offer, Reorganization or otherwise) in connection with which all or substantially all of the Common Shares shall be exchanged for, converted into, acquired for or constitute solely the right to receive, consideration which is not all or substantially all common shares that (i) are listed on, or immediately after the transaction or event will be listed on, the Toronto Stock Exchange or a United States national securities exchange, or (ii) are approved, or immediately after the transaction or event will be approved, for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

                  A "TERMINATION OF TRADING" shall be deemed to have occurred if the Common Shares (or other securities or property into which the Securities are then convertible, including, without limitation, Prescribed Securities) are neither listed for trading on the Toronto Stock Exchange or a United States national securities exchange nor approved for trading on the Nasdaq National Market.

                           SECTION 310. PURCHASE OF SECURITIES BY THE COMPANY AT THE OPTION OF HOLDER

                  Securities shall be purchased by the Company at the option of the Holder on January 20, 2009, December 1, 2013, and December 1, 2018 (each, a "PURCHASE DATE"), at a purchase price equal to 100% of the principal amount of those Securities (the "PURCHASE PRICE") plus accrued and unpaid interest to, but excluding, the Purchase Date; provided that, with respect to the December 1, 2013 and December 1, 2018 Purchase Dates, such interest will be paid to Holders of record on the Close of Business on the record date immediately preceding such Purchase Date.

                  Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon delivery (i) to the Company (if it is acting as its own Paying Agent), or to a Paying Agent by the Holder of a written notice of purchase (a "PURCHASE NOTICE") at any time during the period beginning on the opening of business on the date that is 25 Business Days prior to the relevant Purchase Date and ending at the Close of Business on the fifth Business Day prior to such Purchase Date and (ii) of such Security to the Paying Agent at any time after delivery of the Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 310 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

                  The Purchase Notice shall state (i) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedures if Physical Securities have not been issued, (ii) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be in principal amounts of $1,000 or a positive integral multiple of $1,000, and (iii) that such Security shall be purchased by the Company as of the Purchase Date pursuant to the terms and conditions specified in the Securities and in this Indenture.

                  The Company shall purchase from the Holder thereof, pursuant to this Section 310, a portion of a Security, if the principal amount of such portion is $1,000 or a positive integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

                  Any purchase by the Company contemplated pursuant to the provisions of this Section 310 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of book-entry transfer or delivery of the Security.

                  A Holder may withdraw any Purchase Notice by delivering a written notice of withdrawal delivered to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company, at any time prior to the Close of Business on the Business Day immediately preceding the Purchase Date, specifying the certificate number of the Security in respect of which such notice of withdrawal is being submitted (if applicable), the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and the principal amount of such Security, if any, which remains subject to the original Purchase Notice and which has been or will be delivered for purchase by the Company. The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

                  The Company shall, no less than twenty-five Business Days prior to the Purchase Date, give notice to Holders at their addresses shown in the register of the Registrar and to beneficial owners as required by law (the "COMPANY PURCHASE NOTICE"). The Company will also give notice to beneficial owners as required by applicable law.

                  The Company Purchase Notice shall:

                                    (i)      state the Purchase Price and the
                           Purchase Date to which the Company Purchase Notice relates;

                                    (ii)     include a form of Purchase Notice;

                                    (iii)    state the name and address of the
                           Trustee (or other Paying Agent or Conversion Agent appointed by the Company);

                                    (iv)     state that Securities must be
                           surrendered to the Trustee (or other Paying Agent appointed by the Company) to collect the Purchase Price;

                                    (v)      if the Securities are then
                           convertible, state that Securities as to which a Purchase Notice has been given may be converted only if the Purchase Notice is withdrawn in accordance with the terms of this Indenture; and

                                    (vi)     state the CUSIP number of the
                           Securities.

                  The Company Purchase Notice may be given by the Company or, at the Company's request, upon reasonable prior notice, the Trustee shall give such Company Purchase Notice in the Company's name and at the Company's expense.

                  Upon receipt by the Trustee (or other Paying Agent appointed by the Company) of the Purchase Notice, the Holder of the Securities in respect of which such Purchase Notice was given shall (unless such Purchase Notice is validly withdrawn) thereafter be entitled to receive solely the Purchase Price, plus accrued and unpaid interest with respect to such Security. Such Purchase Price plus accrued and unpaid interest shall be paid to such Holder, subject to receipt of funds and/or Securities by the Trustee (or other Paying Agent appointed by the Company) on the later of (x) the Purchase Date (provided the Holder has satisfied the conditions in this Section 310) and (y) the time of delivery of such Security to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by this Section 310. Securities in respect of which a Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article Ten hereof on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has first been validly withdrawn.

                  Prior to 11:00 A.M., New York City time, on the Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 204) an amount of money in immediately available funds (to be available on the Purchase Date) sufficient to pay the Purchase Price plus accrued and unpaid interest of all of the Securities which are to be purchased on that date.

                  If the Trustee or other Paying Agent appointed by the Company, or the Company or a Subsidiary or Affiliate of either of them, if such entity is acting as the Paying Agent, holds cash sufficient to pay the aggregate Purchase Price, including accrued and unpaid interest of all the Securities, or portions thereof that are to be repurchased as of the Purchase Date, on or after the Purchase Date: (i) such Securities will cease to be outstanding, (ii) interest on the Securities will cease to accrue, and (iii) all other rights of the Holders of such Securities will terminate, whether or not book-entry transfer of the Securities has been made or the Securities have been delivered to the Trustee or Paying Agent, other than the right to receive the Purchase Price and, with respect to the January 20, 2009 Purchase Date, accrued and unpaid interest upon delivery of the Securities.

                  If any Security shall not be paid upon surrender thereof for purchase, the principal shall, until paid, bear interest from the Purchase Date at the rate borne by such Security on the principal amount of such Security and shall continue to be convertible.

                  Any Security which is to be submitted for purchase only in part shall be delivered pursuant to this Section 310 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or its attorney duly authorized in writing), and the Company shall prepare and execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to the portion of such Security not submitted for purchase.

                  Notwithstanding anything herein to the contrary, (i) if the purchase of Securities at the option of Holders is determined to constitute a "tender offer" under the Exchange Act or an "issuer bid" under applicable Canadian Securities Laws (which terms, as used herein, include any successor provision thereto); the Company, to the extent applicable, will comply with all applicable tender offer rules under the Exchange Act, including Rules 13e-4 and 14e-1, any Canadian Securities Laws and file a Schedule TO or any other schedules required under the Exchange Act rules or Canadian Securities Laws which may then be applicable; and (ii) the Company may not purchase Securities at the option of Holders if there has occurred and is continuing an Event of Default with respect to the Securities, other than a Default in the payment of the Purchase Price with respect to the Securities.

                  Provided that the Securities are otherwise convertible pursuant to Article Ten, any Securities required to be purchased under this
Section 310, unless surrendered for conversion before the Close of Business on the Purchase Date, may be deemed to be purchased from the Holders of such Securities for an amount in cash not less than the Purchase Price, by one or more purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Shares of the Company and to make payment for such Securities to the Trustee in trust for such Holders.

                           SECTION 311. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

                  In connection with any redemption of Securities, the Company may arrange, in lieu of redemption, for the purchase and conversion of any Securities called for redemption by an agreement with one or more purchasers to purchase all or a portion of such Securities by paying to the Trustee in trust for the Holders whose Securities are to be so purchased, on or before the Close of Business on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for redemption of such Securities, is not less than the Redemption Price, together with interest, if any, accrued to, but excluding the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article Three, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers, but no such agreement shall relieve the Company of its obligation to pay such Redemption Price and such accrued interest, if any. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article Ten) surrendered by such purchasers for conversion, all as of immediately prior to the Close of Business on the Redemption Date, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, rights, immunities, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any and all loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses (including counsel fees and expenses) incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture except to the extent arising from its bad faith, willful misconduct or negligence.

                                  ARTICLE FOUR

                                    COVENANTS

                           SECTION 401. PAYMENT OF SECURITIES.

                  The Company shall promptly pay all amounts due with respect to the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. All such amounts shall be considered paid on the date due if the Paying Agent holds (or, if the Company is acting as Paying Agent, if the Company has segregated and holds in trust in accordance with
Section 204) on that date money sufficient to pay the amount then due with respect to the Securities.

                  The Company shall promptly pay defaulted interest (including, to the extent permitted by applicable law, interest payable on the defaulted interest) at the rate borne by the Securities.

                           SECTION 402. MAINTENANCE OF OFFICE OR AGENCY.

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an Affiliate of the Trustee or Registrar) where Securities may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby designates the Corporate Trust Office of the Trustee as an agency of the Company in accordance with Section 203.

                           SECTION 403. REPORTS.

                           (a) The Company will promptly provide to the Trustee and shall, upon request, provide to any Holder or beneficial owner of Securities or prospective purchaser of Securities that so requests, the information required to be delivered pursuant to Rule 144A(d)(4) until such time as the Securities and the underlying Common Shares have been registered by the Company for resale under the Securities Act pursuant to the Registration Rights Agreement. In addition, the Company will furnish such Rule 144A(d)(4) information if, at any time while the Securities or the Common Shares are issuable upon conversion of the Securities are restricted securities within the meaning of the Securities Act, the Company is not subject to the informational requirements of the Exchange Act.

                           (b) The Company will comply with the provisions of TIA Section 314(a).

                           (c) The Company will promptly provide to the Trustee copies of its annual report to shareholders, containing audited financial statements, and any other financial reports which the Company furnishes to its shareholders.

                           (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on the Officers' Certificate).

                           SECTION 404. COMPLIANCE CERTIFICATE.

                  The Company shall deliver to the Trustee within 120 days after the end of each fiscal year (beginning with the fiscal year ending on December 31, 2003) of the Company and otherwise upon the demand of the Trustee an Officers' Certificate stating whether or not the signers know of any Default or Event of Default by the Company in performing any of its obligations under this Indenture or the Securities. If they do know of any such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status.

                           SECTION 405. STAY, EXTENSION AND USURY LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (in each case, to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

                           SECTION 406. CORPORATE EXISTENCE.

                  Subject to Article Five, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries in accordance with the respective organizational documents of each Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate existence of any Subsidiary, if in the judgment of the Board of Directors (i) such preservation or existence is not material to the conduct of business of the Company and (ii) the loss of such right, license or franchise or the dissolution of such Subsidiary does not have a material adverse impact on the Holders.

                           SECTION 407. PAYMENT OF ADDITIONAL AMOUNTS.

                  All payments made by or on behalf of the Company under or with respect to the Securities (including, without limitation, any Additional Interest Amount) will be made free and clear of and without withholding or deduction for, or on account of, any present or future tax, duty, levy, impost, assessment or other governmental charge (including, without limitation, penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of the Government of Canada or of any province or territory thereof or by any authority or agency therein or thereof having power to tax, including without limitation any taxes imposed under Part XIII of the Tax Act ("CANADIAN TAXES"), unless the Company is required by law or the interpretation or administration thereof, to withhold or deduct any amounts for, or on account of, Canadian Taxes. If the Company is so required to withhold or deduct any amount for or on account of Canadian Taxes from any payment made under or with respect to the Securities, the Company will pay as additional interest such additional amounts ("ADDITIONAL AMOUNTS") as may be necessary so that the net amount received by each Holder after such withholding or deduction (including any withholding or deduction required to be made in respect of Additional Amounts) will not be less than the amount the Holder would have received if such Canadian Taxes had not been withheld or deducted and similar payment (the term "Additional Amounts" shall also include any such similar payments) will also be made by the Company to Holders (other than Excluded Holders) of Securities that are not subject to withholding but are required to pay tax directly on amounts otherwise subject to withholding; provided, however, that no Additional Amounts will be payable with respect to:

                           (a) a payment made to a Holder or former Holder of Securities (an "EXCLUDED HOLDER") in respect of the beneficial owner thereof:

                                    (i)      with which the Company does not
                           deal at arm's length (within the meaning of the Tax
                           Act) at the time of making such payment;

                                    (ii)     that is subject to such Canadian
                           Taxes by reason of its failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Canadian Taxes (provided that in the case of any imposition or change in any such certification, identification, information, documentation or other reporting requirement which applies generally to Holders of Securities who are not residents of Canada, at least sixty (60) days prior to the effective date of any such imposition or change, the Company shall give written notice, in the manner provided in this Indenture, to the Trustee and the Holders of the Securities then outstanding of such imposition or change, as the case may be, and provide the Trustee and such Holders with such forms or documentation, if any, as may be required to comply with such certification, identification, information, documentation, or other reporting requirement); or

                                    (iii)    that is subject to such Canadian
                           Taxes by reason of its carrying on business in or otherwise being connected with Canada or any province or territory thereof otherwise than by the mere holding of such Securities or the receipt of payments or exercise of any enforcement rights, thereunder; or

                           (b) any estate, inheritance, gift, sales, excise, transfer, personal property or similar tax, assessment or governmental charge ("EXCLUDED TAXES").

                  The Company will (1) make such withholding or deduction and
(2) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law.

                  The Company will furnish to the Trustee, within thirty (30) days after the date the payment of any Canadian Taxes is due pursuant to applicable law in respect of such Securities, certified copies of tax receipts evidencing such payment by the Company.

                  The Company will indemnify and hold harmless each Holder of any Securities (other than an Excluded Holder or with respect to Excluded Taxes) and upon written request reimburse each such Holder for the amount of:

                                    (i)      any Canadian Taxes so levied or
                           imposed and paid by such Holder as a result of payments made under or with respect to the

                           Securities (including, without limitation, any payment of Additional Interest Amounts);

                                    (ii)     any liability (including penalties,
                           interest and expenses) arising therefrom or with respect thereto; and

                                    (iii)    any Canadian Taxes levied or
                           imposed and paid by the Holder with respect to any reimbursement under clause (i) or (ii) above.

                  Whenever in this Indenture there is mentioned, in any context, the payment of principal and interest or any other amount payable under or with respect to any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

                  Anything in this Indenture to the contrary notwithstanding, the covenants and provisions of this Section 407 shall survive any termination or discharge of this Indenture, and the repayment of all or any of the Securities, and shall remain in full force and effect.

                           SECTION 408. NOTICE OF DEFAULT.

                  In the event that any Default or Event of Default shall occur, the Company will give prompt written notice of such Default or Event of Default to the Trustee.

                           SECTION 409. USE OF PROCEEDS; REPAYMENT.

                  The Company will not, and will cause each of its Subsidiaries not to, designate or direct the use of the proceeds of the sale and issuance of the Securities specifically to fund any activities or business with any entity or individual with respect to which U.S. persons are prohibited from doing business under the Sanctions Regulations.

                  The Company will not, directly or indirectly, repay the Securities or any portion thereof from any proceeds and funds sourced from activities, operations or sales with entities or individuals with respect to which U.S. persons are prohibited from doing business under the Sanctions Regulations.

                           SECTION 410. FURTHER INSTRUMENTS AND ACTS.

                  The Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper or as the Trustee may reasonably request to carry out more effectively the purposes of this Indenture.

                                  ARTICLE FIVE

                                   SUCCESSORS

                           SECTION 501. WHEN COMPANY MAY MERGE, ETC.

                  The Company shall not consolidate, amalgamate or merge with or into any other Person, enter into a binding share exchange or sell, convey, transfer or lease all or substantially all of its properties and assets to another Person (including in any such case under a statutory arrangement) unless
(a) the Company shall be the continuing corporation or (b) the resulting, surviving or transferee Person is a corporation organized and existing under the laws of the United States, any State thereof, the District of Columbia, the laws of Canada or any province or territory thereof; such Person assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; and immediately after giving effect to the transaction, no Default or Event of Default shall exist; provided, however, for purposes of the foregoing, the sale, conveyance, transfer or lease (in a single transaction or a series of transactions) of the properties or assets of one or more Subsidiaries (other than to the Company or another wholly-owned Subsidiary) which, if such properties or assets were directly owned by the Company, would constitute all or substantially all of its properties and assets on a consolidated basis, shall be deemed to be a sale, conveyance, transfer or lease of all or substantially all of the Company's properties and assets.

                  The Company shall deliver to the Trustee prior to the consummation of the proposed transaction governed by the first paragraph of this
Section 501 an Officers' Certificate to the foregoing effect and an Opinion of Counsel, which may rely upon such Officers' Certificate as to the absence of Defaults and Events of Default, stating that the proposed transaction and such supplemental indenture will, upon consummation of the proposed transaction, comply with this Indenture.

                           SECTION 502. SUCCESSOR SUBSTITUTED.

                  Upon any consolidation or merger or transfer or lease of all or substantially all of the assets of the Company in accordance with Section 501, the successor person formed by such consolidation or into which the Company is merged or to which such transfer or lease is made shall succeed to, and, except in the case of a lease, be substituted for, and may exercise every right and power of, and shall assume every duty and obligation of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein. When the successor assumes all obligations of the Company hereunder, except in the case of a lease, all obligations of the predecessor shall terminate.

                                  ARTICLE SIX

                              DEFAULTS AND REMEDIES

                           SECTION 601. EVENTS OF DEFAULT.

                  An "EVENT OF DEFAULT" occurs if:

                                    (i)      the Company defaults in the payment
                           of the principal amount, Redemption Price, Purchase Price, or Designated Event Purchase Price with respect to any Security when the same becomes due and payable, or the Company fails to make a Designated Event Purchase Offer required pursuant to Section 309 hereof;

                                    (ii)     the Company defaults in the payment
                           of accrued and unpaid interest, if any (including Additional Amounts and Additional Interest Amounts) on the Securities when the same becomes due and payable and such default continues for a period of 30 days;

                                    (iii)    the Company fails to comply with
                           any of its other covenants in the Securities or this Indenture (other than those referred to in clauses
                           (i) and (ii) above) and such failure (or failure to obtain a waiver thereof) continues for 60 days after receipt of the notice specified below;

                                    (iv)     If the maturity of any of the
                           Company's indebtedness for money borrowed (other than Non-Recourse Indebtedness) is accelerated because of any default with respect to such indebtedness, at any one time, in an amount in excess of the greater of
                           (i) $25.0 million and (ii) 5% of Consolidated Net Tangible Assets, unless such acceleration is rescinded or annulled within a period of 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then outstanding;

                                    (v)      the Company or any of its
                           Significant Subsidiaries pursuant to or within the meaning of any Bankruptcy Law:

                                    (A)      commences a voluntary case or
                           proceeding,

                                    (B)      consents to the entry of an order
                           for relief against it in an involuntary case or proceeding or the commencement of any case against it,

                                    (C)      consents to the appointment of a
                           Custodian of it or for all or substantially all of its property,

                                    (D)      makes a general assignment for the
                           benefit of its creditors or files a proposal or other scheme of arrangement involving the rescheduling or composition of its indebtedness,

                                    (E)      files a petition in bankruptcy or
                           answer or consent seeking reorganization or relief, or

                                    (F)      consents to the filing of such
                           petition or the appointment of or taking possession by a Custodian;

                                    (vi)     a court of competent jurisdiction
                           enters an order or decree under any Bankruptcy Law that:

                                    (A)      is for relief against the Company
                                    or any of its Significant Subsidiaries in an involuntary case or proceeding, or adjudicates the Company or any Significant Subsidiary insolvent or bankrupt,

                                    (B)      appoints a Custodian of the Company
                                    or any of its Significant Subsidiaries for all or substantially all of the property of the Company or any such Significant Subsidiary, as the case may be, or

                                    (C)      orders the winding up or
                                    liquidation of the Company or any of its Significant Subsidiaries,

                                    and the order or decree remains unstayed and
                           in effect for 90 consecutive days.

                  The term "BANKRUPTCY LAW" means Title 11, U.S. Code, the Canadian Bankruptcy and Insolvency Act, the Companies, Creditors Arrangement Act (Canada), or any similar U.S. or Canadian federal, state, provincial or foreign law for the relief of debtors. The term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  A default under clause (iii) is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding notify the Company and the Trustee of the default and the default is not cured or waived within 60 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "NOTICE OF DEFAULT". If the Holders of 25% in aggregate principal amount of the Securities then outstanding request the Trustee to give such notice on their behalf, the Trustee shall do so. When a default is cured, it ceases.

                           SECTION 602. ACCELERATION.

                  If an Event of Default (other than an Event of Default specified in Section 601(v) or (vi) with respect to the Company or any Significant Subsidiary) occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding by notice to the Company and the Trustee may declare the principal amount of the Securities plus accrued and unpaid interest, if any, on the Securities accrued through the date of such declaration, to be immediately due and payable. If an Event of Default specified in Section 601(v) or (vi) with respect to the Company or any Significant Subsidiary occurs, the principal amount of the Securities plus accrued and unpaid interest, if any, accrued thereon through the occurrence of such event shall automatically become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Security Holder. The Holders of a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any order or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration and if all amounts due to the Trustee under Section 707 have been paid.

                           SECTION 603. OTHER REMEDIES.

                  Notwithstanding any other provision of this Indenture, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of amounts due with respect to the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Security Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative.

                           SECTION 604. WAIVER OF PAST DEFAULTS.

                  Subject to Sections 607 and 902, the Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive any past Default or Event of Default and its consequences. When a Default or an Event of Default is waived, it is cured and ceases for every purpose of this Indenture.

                           SECTION 605. CONTROL BY MAJORITY.

                  The Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Security Holders or would involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                           SECTION 606. LIMITATION ON SUITS.

                  Except as provided in Section 607, a Security Holder may pursue a remedy with respect to this Indenture or the Securities only if:

                                    (i)      the Holder gives to the Trustee
                           written notice of a continuing Event of Default;

                                    (ii)     the Holders of at least 25% in
                           aggregate principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

                                    (iii)    such Holder or Holders provide to
                           the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                                    (iv)     the Trustee does not comply with
                           the request within 60 days after receipt of the request and the offer of indemnity; and

                                    (v)      during such 60-day period, the
                           Holders of a majority in aggregate principal amount of the Securities then outstanding do not give the Trustee a direction inconsistent with the request.

                  A Security Holder may not use this Indenture to prejudice the rights of another Security Holder or to obtain a preference or priority over another Security Holder.

                           SECTION 607. RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of all amounts due with respect to the Securities, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

                           SECTION 608. COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default specified in Section 601(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount due with respect to the Securities, including any unpaid and accrued interest.

                           SECTION 609. TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, any predecessor Trustee and the Security Holders allowed in any judicial proceedings relative to the Company or its creditors or properties.

                  The Trustee may collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                           SECTION 610. PRIORITIES.

                  If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

                  First: to the Trustee for amounts due under Section 707;

                  Second: to Security Holders for all amounts due and unpaid on the Securities, without preference or priority of any kind, according to the amounts due and payable on the Securities; and

                  Third: the balance, if any, to the Company.

                  The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment by it to Security Holders pursuant to this Section 610. At least 15 days before such record date, the Trustee shall mail to each Security Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

                           SECTION 611. UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 611 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 607 or a suit by Holders of more than 10% in aggregate principal amount of the Securities then outstanding.

                                 ARTICLE SEVEN

                                     TRUSTEE

                           SECTION 701. DUTIES OF TRUSTEE.

                           (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                           (b) Except during the continuance of an Event of
         Default:

                                    (i)      the Trustee need perform only those
                           duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                    (ii)     in the absence of bad faith,
                           willful misconduct or negligence on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                           No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                           (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                                    (i)      the Trustee shall not be liable for
                                             any error of judgment made in good
                           faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                                    (ii)     the Trustee shall not be liable
                           with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 605.

                           (d) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 701.

                           (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                           SECTION 702. RIGHTS OF TRUSTEE.

                           (a) Subject to Section 701, the Trustee may conclusively rely and shall be protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document; if, however, the Trustee shall determine to make such further inquiry or investigation, it shall be entitled during normal business hours to examine the relevant books, records and premises of the Company, personally or by agent or attorney upon reasonable prior notice at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                           (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                           (c) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution.

                           (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                           (e) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

                           (f) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its discretion, rights or powers conferred upon it by this Indenture.

                           (g) Except with respect to Section 601, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article Four. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (i) any Default or Event of Default occurring pursuant to Sections 601(i) and 601(ii) or (ii) any Default or Event of Default of which a Responsible Officer of the Trustee shall have received written notification (which notification references the Securities and this Indenture) or obtained actual knowledge. Delivery of reports, information and documents to the Trustee under Article Four (other than Sections 404 and 407) is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                           (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                           (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                           (j) Subject to Section 701, in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever

         (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                           (k) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                           SECTION 703. INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 710 and 711.

                           SECTION 704. TRUSTEE'S DISCLAIMER.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

                           SECTION 705. NOTICE OF DEFAULTS.

                  If a Default or Event of Default occurs and is continuing as to which the Trustee has received notice pursuant to the provisions of this Indenture, the Trustee shall mail to each Security Holder a notice of the Default or Event of Default within 30 days after it occurs unless such Default or Event of Default has been cured or waived. Except in the case of a Default or Event of Default in payment of any amounts due with respect to any Security, the Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Security Holders.

                           SECTION 706. REPORTS BY TRUSTEE TO HOLDERS.

                  Within 60 days after each May 15 beginning with May 15, 2004, the Trustee shall mail to each Security Holder if required by TIA Section 313(a) a brief report dated as of such May 15 that complies with TIA Section 313(c). In such event, the Trustee also shall comply with TIA Section 313(b).

                  A copy of each report at the time of its mailing to Security Holders shall be mailed to the Company and filed by the Trustee with the SEC and each stock exchange, if any, on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange (or delisted therefrom).

                           SECTION 707. COMPENSATION AND INDEMNITY.

                  The Company shall pay to the Trustee from time to time such compensation for its services as shall be agreed upon in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee and its directors, employees, officers and agents against any and all loss, liability, damage, claim or expense (including the reasonable fees and expenses of counsel and taxes other than those based upon the income of the Trustee) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers and duties hereunder. The Company need not pay for any settlement made without its consent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnification. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence, bad faith or willful misconduct.

                  To secure the Company's payment obligations in this Section 707, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay amounts due on particular Securities.

                  The indemnity obligations of the Company with respect to the Trustee provided for in this Section 707 shall survive any resignation or removal of the Trustee.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 601(v) or (vi) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                           SECTION 708. REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 708.

                  The Trustee may resign by so notifying the Company in writing 30 Business Days prior to such resignation. The Holders of a majority in aggregate principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                                    (i)      the Trustee fails to comply with
                           Section 710;

                                    (ii)     the Trustee is adjudged a bankrupt
                           or an insolvent;

                                    (iii)    a receiver or other public officer
                           takes charge of the Trustee or its property; or

                                    (iv)     the Trustee becomes incapable of
                           acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the Company's expense), the Company or the Holders of at least 10% in aggregate principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 710, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Security Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 707.

                           SECTION 709. SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, if such successor corporation is otherwise eligible hereunder.

                           SECTION 710. ELIGIBILITY, DISQUALIFICATION.

                  There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

                           SECTION 711. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                           SECTION 712. APPOINTMENT OF CO-TRUSTEE.

                  It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement thereof on default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted or take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an individual or institution as a separate or co-trustee. The following provisions of this Section are adopted to these ends.

                  In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and only to the extent that the Trustee by the laws of any jurisdiction is incapable of exercising such powers, rights and remedies and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

                  Should any instrument in writing from the Company be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Company; provided, that if an Event of Default shall have occurred and be continuing, if the Company does not execute any such instrument within fifteen (15) days after request therefor, the Trustee shall be empowered as an attorney-in-fact for the Company to execute any such instrument in the Company's name and stead. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate or co-trustee.

                  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                                    (i)      all rights and powers, conferred or
                           imposed upon the Trustee shall be conferred or imposed upon and may be exercised or performed by such separate trustee or co-trustee; and

                                    (ii)     no trustee hereunder shall be
                           personally liable by reason of any act or omission of any other trustee hereunder.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article.

Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                 ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

                           SECTION 801. TERMINATION OF THE OBLIGATIONS OF THE COMPANY.

                  The Company may terminate all of its obligations under this Indenture if all Securities previously authenticated and delivered (other than mutilated, destroyed, lost or stolen Securities which have been replaced or paid as provided in Section 207) have been delivered to the Trustee for cancellation or if:

                                    (i)      the Securities mature within one
                           year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption;

                                    (ii)     the Company irrevocably deposits,
                           or arranges for the irrevocable deposit pursuant to
                           Section 311 of this Indenture, in trust with the Trustee money or U.S. Government Obligations sufficient to pay the principal or Redemption Price of and any unpaid and accrued interest on the Securities to maturity or redemption, as the case may be. Immediately after making the deposit, the Company shall give notice of such event to the Security Holders;

                                    (iii)    the Company has paid or caused to
                           be paid all sums then payable by the Company to the Trustee hereunder as of the date of such deposit; and

                                    (iv)     the Company has delivered to the
                           Trustee an Opinion of Counsel and an Officers' Certificate stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with. The Company may make the deposit only during the one-year period and only if Article Eleven permits it.

                  However, the Company's obligations in Sections 202, 203, 204, 205, 206, 207, 208, 215, 216, 217, 401, 402, 407, 409, 707 and 708, Article
Eight and Article Ten shall survive until the Securities are no longer outstanding. Thereafter the obligations of the Company in Sections 707 and 803 shall survive.

                  After a deposit pursuant to this Section 801, the Trustee upon request shall acknowledge in writing the discharge of the obligations of the Company under the Securities and this Indenture, except for those surviving obligations specified above.

                  In order to have money available on a payment date to pay the principal or Redemption Price of and any unpaid and accrued interest on the Securities, the U.S. Government Obligations shall be payable as to principal and any unpaid and accrued interest on or before such payment date in such amounts as will provide the necessary money.

                  "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

                           SECTION 802. APPLICATION OF TRUST MONEY.

                  The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 801. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of the principal or Redemption Price of and any unpaid and accrued interest on the Securities.

                           SECTION 803. REPAYMENT TO COMPANY.

                  The Trustee and the Paying Agent shall promptly notify the Company of, and pay to the Company upon the request of the Company, any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon the written request of the Company any money held by them for the payment of the principal or Redemption Price of and any unpaid and accrued interest that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense and request of the Company, cause to be published once in an Authorized Newspaper or cause to be mailed to each Holder, notice stating that such money remains and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Security Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and all liability of the Trustee and the Paying Agent shall cease.

                           SECTION 804. REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Sections 801 and 802 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Sections 801 and 802 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Sections 801 and 802; provided, however, that if the Company has made any payment of amounts due with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE NINE

                                   AMENDMENTS

                           SECTION 901. WITHOUT CONSENT OF HOLDERS.

                  The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to or the consent of any Security Holder:

                                    (i)      to evidence a successor to the
                           Company and the assumption by that successor of the obligations under the Securities and the Indenture;

                                    (ii)     to add to the covenants of the
                           Company described in this Indenture for the benefit of Security Holders or to surrender any right or power conferred upon the Company;

                                    (iii)    to secure the obligations of the
                           Company in respect of the Securities;

                                    (iv)     to make any changes or
                           modifications to this Indenture necessary in connection with the registration of the Securities under the Securities Act and the qualification of the Indenture under the TIA; or

                                    (v)      to cure any ambiguity or
                           inconsistency in this Indenture.

                  Notwithstanding the foregoing, no supplemental indenture pursuant to clause (ii), (iii), (iv) or (v) of this Section 901 may be entered into without the consent of the Holders of a majority in principal amount of the Securities then outstanding if such supplemental indenture would materially and adversely affect the interests of the Holders of the Securities. In addition, the Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without the consent of any Security Holder, where, as evidenced in a Board Resolution, such amendment or supplement (i) is necessary to conform the Indenture and the Securities to the descriptions thereof contained in the Offering Memorandum (ii) is not materially adverse to the Security Holders, and (iii) does not result in any withholding taxes becoming payable in respect of payments on the Securities.

                           SECTION 902. WITH CONSENT OF HOLDERS.

                  The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding. Subject to Section 607, the Holders of a majority in aggregate principal amount of the Securities then outstanding may (a) waive compliance by the Company with any restrictive provision of this Indenture or the

Securities, (b) waive any past Default under this Indenture and its consequences, except a Default in the payment of the principal amount, accrued and unpaid interest, if any, (including Additional Amounts and Additional Interest Amount), Redemption Price, Purchase Price or Designated Event Purchase Price or obligation to deliver Common Shares upon conversion with respect to any Security or in respect of any provision which under this Indenture cannot be modified or amended without the consent of the Holder of each Security affected then outstanding. However, without the consent of each Security Holder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 604, may not:

                                    (i)      reduce the rate or change the time
                           of payment of interest (including Additional Amounts and Additional Interest Amount) on any Security;

                                    (ii)     make any Security payable in money
                           or securities other than as stated in such Security;

                                    (iii)    change the Stated Maturity of any
                           Security;

                                    (iv)     reduce the principal amount,
                           Redemption Price, Designated Event Purchase Price, or Purchase Price of any Security;

                                    (v)      make any change that adversely
                           affects the right to require the Company to purchase the Securities (including pursuant to a Designated Event Purchase Offer);

                                    (vi)     waive a default in the payment of
                           any amount due with respect to any Security;

                                    (vii)    impair the right to convert, or
                           receive payment with respect to, a Security, or the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Securities; or

                                    (viii)   change the provisions of this
                           Indenture that relate to modifying or amending the Indenture.

                  Promptly after an amendment under Section 901 or this Section 902 becomes effective, the Company shall mail to Security Holders a notice briefly describing the amendment. Any failure of the Company to mail such notice shall not in any way impair or affect the validity of such amendment, supplement or waiver.

                  It shall not be necessary for the consent of the Holders under this Section 902 to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

                           SECTION 903. COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment, waiver or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

                           SECTION 904. REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Security Holder.

                  After an amendment, supplement or waiver becomes effective with respect to the Securities, it shall bind every Security Holder unless it makes a change described in Section 902. In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and, provided that notice of such amendment, supplement or waiver is reflected on a Security that evidences the same debt as the consenting Holder's Security, every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

                           SECTION 905. NOTATION ON OR EXCHANGE OF SECURITIES.

                  If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security as directed and prepared by the Company about the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

                           SECTION 906. TRUSTEE PROTECTED.

                  The Trustee need not sign any amendment, supplement or waiver authorized pursuant to this Article Nine that adversely affects the Trustee's rights, duties, liabilities or immunities. The Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel and an Officers' Certificate that any supplemental indenture, amendment or waiver is permitted or authorized pursuant to the Indenture.

                                  ARTICLE TEN

                                   CONVERSION

                           SECTION 1001. RIGHT TO CONVERT.

                           (a) Subject to and upon compliance with the provisions of this Indenture, prior to the Close of Business on December 1, 2023, the Holder of any Security shall have the right, at such Holder's option, to convert the principal amount of the Security, or any portion of such principal amount that is a positive integral multiple of $1,000, into (subject to the Company Cash Conversion Option pursuant to Section 1002) fully paid and non-assessable Common Shares (as such shares shall then be constituted) at the Conversion Rate in effect at such time, solely upon the occurrence of one or more events described in Sections 1001(b), 1001(c), 1001(d), 1001(e) or 1001(f) below, by surrender of the Security to be so converted in whole or in part, together with any required funds, in the manner provided in Section 1002.

                  Whenever the Securities shall become convertible pursuant to this Section 1001, the Company or, at the Company's request upon reasonable prior notice, the Trustee in the name and at the expense of the Company, shall notify the Holders of the event triggering such convertibility and the Company shall also publicly announce such information.

                  A Security in respect of which a Holder is electing to accept the offer of the Company to repurchase such Holder's Securities upon a Designated Event pursuant to Section 309, or requiring the Company to purchase such Holder's Securities at the option of the Holder on the Purchase Date pursuant to Section 310, may be converted into Common Shares only if such Holder withdraws its election in accordance with Section 309 or Section 310, respectively. A Holder is not entitled to any rights of a holder of Common Shares until such Holder has converted its Securities into Common Shares, and only to the extent such Securities are deemed to have been converted into Common Shares under this Article Ten.

                           (b) Commencing after March 31, 2004, Securities may be surrendered for conversion into Common Shares during any fiscal quarter of the Company (and only during such fiscal quarter), if, as of last Trading Day of the immediately preceding fiscal quarter, the Closing Sale Price for at least twenty (20) Trading Days in the thirty
         (30) consecutive Trading Day period ending on the last Trading Day of such immediately preceding fiscal quarter exceeds 120% of the Conversion Price in effect on such 30th Trading Day.

                  The Company shall determine for each Trading Day during the 30 consecutive Trading Day period specified in this Section 1001(b) whether the Closing Sale Price exceeds 120% of such Conversion Price and whether the Securities shall be convertible as a result of the occurrence of the event specified in this Section 1001(b) and, if the Securities shall be so convertible, the Company shall promptly deliver to the Trustee (or the Conversion Agent if the Trustee is not the Conversion Agent) written notice thereof.

                           (c) The Securities may be surrendered for conversion into Common Shares during the five Business Day period (and only during any such period) following any five consecutive Trading Day period in which the daily average of the Trading Prices for the Securities for such five Trading Day Period was less than 98% of the average Conversion Value for the Securities during such period; provided however, that after December 1, 2018, if on the date of any Conversion pursuant to this Section 1001(c), the Closing Sale Price of the Common Shares is greater than the Conversion Price per share but less than 120% of the Conversion Price per share, then Holders shall receive, in lieu of Common Shares based on the Conversion Rate, Common Shares, subject to the Company Cash Conversion Option, having a value (determined in accordance with the last paragraph of Section 1002) equal to the principal amount of such Securities, plus accrued and unpaid interest, if any.

                           (d) If any Securities have been called for redemption pursuant to Section 301 or Section 308, such Securities (and only such Securities) may be surrendered for conversion, at any time on or after the date the Redemption Notice has been given under Section 301 or
         Section 308 until the Close of Business on the Business Day immediately preceding the Redemption Date, after which time the right to convert in reliance on this Section 1001(d) shall expire unless the Company defaults in the payment of the Redemption Price.

                           (e) If (1) the Company distributes to all holders of Common Shares rights or warrants entitling them to purchase Common Shares, for a period expiring within forty-five (45) days of the record date for such issuance, at a price per share that is less than the average of the Closing Sale Prices for the ten (10) consecutive Trading Days immediately preceding, but not including, the record date for such distribution, or (2) the Company elects to distribute to all holders of Common Shares, cash or other assets, debt securities or certain rights to purchase its securities, which distribution has a per share value exceeding 5% of the Closing Sale Price on the Trading Day preceding the declaration date for the distribution, then, in either case, the Securities may be converted at any time on and after the date that the Company gives notice to the Holders of such distribution, which shall be not less than twenty (20) days prior to the Ex-Dividend Time for such distribution, until the earlier of the Close of Business on the Business Day immediately preceding the Ex-Dividend Time or the date the Company publicly announces that such distribution will not take place; provided that Securities may not be converted pursuant to this Section 1001(e) nor will any adjustment to the Conversion Rate be made pursuant to the transactions described in this Section 1001(e) if the Holder, without conversion of the Security, would participate, on the same basis as a holder of Common Shares, in the distribution as if such Holder had converted its Securities into Common Shares prior to the record date for such distribution.

                  "EX-DIVIDEND TIME" means, with respect to any distribution on Common Shares, the first date on which the Common Shares trade regular way on the principal securities market on which the Common Shares are then traded without the right to receive such distribution.

                           (f) If the Company is a party to a Reorganization or Sale, in each case pursuant to which the Common Shares are converted into or become the right to receive cash, securities or other property, then the Securities may be surrendered for conversion at any time from and after the date fifteen (15) days prior to the anticipated effective date of the transaction until and including the date that is fifteen
         (15) days after the actual date of such transaction (or, if such Reorganization or Sale also constitutes a Designated Event, until the corresponding Designated Event Purchase Date). The Board of Directors shall determine the anticipated effective date of the transaction, and such determination shall be conclusive and binding on the Holders and shall be publicly announced by the Company not later than two (2) Business Days prior to such 15th day.

                           SECTION 1002. EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON SHARES ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS.

                  In order to exercise any conversion privilege with respect to any Security in certificated form, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of a holder of such Security, the Corporate Trust Office of the Trustee, such Security with the original or facsimile of the form entitled "CONVERSION NOTICE" on the reverse thereof, duly completed and manually signed, together with such Securities duly endorsed for transfer, accompanied by the funds, if any, required by this Section 1002 (the date on which the Company receives the foregoing is referred to as the "CONVERSION DATE"). Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for Common Shares which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 1007.

                  In order to exercise the conversion privilege with respect to any interest in a Global Security, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery an interest in such Global Security, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Conversion Agent, and pay the funds, if any, required by this Section 1002 and any transfer or similar taxes if required pursuant to Section 1007.

                  Subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Holder (as if such transfer were a transfer of the Security or Securities (or portion thereof) so converted), the Company shall, subject to the Company Cash Conversion Option, issue and shall deliver to such Holder, at the office or agency maintained by the Company for such purpose pursuant to Section 402, a certificate or certificates for the number of Common Shares issuable upon the conversion of such Security or portion thereof as determined by the Company in accordance with the provisions of this Article Ten and a check or cash in respect of any fractional interest in respect of a Common Share arising upon such conversion, calculated by the Company as provided in Section 1003. In case any Security of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Sections 215 and 216 hereof, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of the Security so surrendered, without charge to such Holder, a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security.

                  Each conversion shall be deemed to have been effected as to any such Security (or portion thereof) on the date on which the requirements set forth in this Section 1002 have been satisfied as to such Security (or portion thereof), and the Person in whose name any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such Security shall be surrendered.

                  If any Security (or portion thereof) is converted into Common Shares during the period after the Close of Business on a regular record date for the payment of interest to, but excluding, the Close of Business on the next succeeding interest payment date, the Company shall pay interest on such interest payment date in respect of any such Security (or portion thereof) to the Holder of such Securities registered as such on such regular record date. Any Security or portion thereof surrendered for conversion during such period shall be accompanied by payment by the Holder to the Company, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided that no such payment need be made (1) if the Company has specified a Redemption Date that is after a regular record date and on or prior to the next interest payment date, (2) if the Company has specified a Designated Event Purchase Date following a Designated Event that is after a regular record date and on or prior to the next interest payment date or (3) to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such Security. Except as provided above in this
Section 1002, no payment or other adjustment shall be made for interest accrued and unpaid on any Security converted or for dividends on any Common Shares issued upon the conversion of such Security as provided in this Article Ten.

                  Upon the conversion of an interest in a Global Security, the Trustee (or other Conversion Agent appointed by the Company), or the Custodian at the direction of the Trustee (or other Conversion Agent appointed by the Company), shall make a notation on such Global Security as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Securities effected through any Conversion Agent other than the Trustee.

                  Upon the conversion of a Security, that portion of the accrued but unpaid interest with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Shares (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being converted pursuant to the provisions hereof; and the Fair Market Value of such Common Shares (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for and in satisfaction of the Company's obligation to pay the principal amount of the converted Security, the accrued but unpaid interest, and second the balance, if any, of such Fair Market Value of such Common Shares (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to convert the Security being converted pursuant to the provisions hereof.

                  On or after January 20, 2009, the Company has the option (the "COMPANY CASH CONVERSION OPTION") to deliver cash in lieu of some or all of the Common Shares issuable upon conversion of the Securities. The Company will give notice of its election of the Company Cash Conversion Option within two Business Days of its receipt of the Holder's Conversion Notice, unless the Company has already informed Holders of its election in connection with a Redemption Notice. Such notice shall state (1) the Company's intention to deliver cash in lieu of some or all other Common Shares otherwise deliverable, (2) if a combination thereof, the number of Common Shares per $1,000 principal amount of Security for which cash will be delivered in lieu of delivery of such Common Shares and (3) the method for calculating the amount of cash to be delivered per Common Share.

                  If the Company elects the Company Cash Conversion Option, the amount of cash to be delivered on conversion by a Holder in lieu of each such Common Share will be equal to the average of the Closing Sale Prices for the ten consecutive Trading Days commencing one Trading Day following (i) the date of the Company's notice of election of the Company Cash Conversion Option if the Company has not given a Redemption Notice, or (ii) the Conversion Date, in the case of a conversion following the giving by the Company of a Redemption Notice specifying its intention to deliver cash upon conversion. If the Company elects the Company Cash Conversion Option, the Company shall make the payment, including the delivery of any Common Shares issuable upon such conversion, to Holders surrendering Securities no later than the seventeenth Business Day following the Conversion Date. If the Company does not elect the Company Cash Conversion Option, the Common Shares issuable upon such conversion, together with any cash payment for fractional shares, will be delivered through the Conversion Agent no later than the fifth Business Day following the Conversion Date. If an Event of Default (other than a default in payment upon conversion of the Securities), has occurred and is continuing, the Company may not deliver cash upon conversion of any Securities (other than cash in lieu of fractional shares).

                           SECTION 1003. CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES.

                  No fractional Common Shares or scrip certificates representing fractional shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional Common Shares would be issuable upon the conversion of any Security or Securities, the Company shall make an adjustment and payment therefor in cash based on the Closing Sale Price of the Common Shares on the Trading Day immediately prior to the Conversion Date.

                           SECTION 1004. CONVERSION RATE.

                  Each $1,000 principal amount of the Securities shall be convertible into the number of Common Shares specified in the form of Security attached as Exhibit A hereto, subject to adjustment as provided in this Article Ten (herein called the "CONVERSION RATE").

                           SECTION 1005. ADJUSTMENT OF CONVERSION RATE.

                  The Conversion Rate shall be adjusted from time to time by the Company as follows:

                           (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of outstanding Common Shares in Common Shares, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the date following the Record Date by a fraction:

                                    (i)      the numerator of which shall be the
                           sum of the number of Common Shares outstanding at the Close of Business on the Record Date plus the total number of Common Shares constituting such dividend or other distribution; and

                                    (ii)     the denominator of which shall be
                           the number of Common Shares outstanding at the Close of Business on the Record Date,

         such increase to become effective immediately after the opening of business on the day following the Record Date. For the purpose of this paragraph (a), the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on Common Shares held in the treasury of the Company. If any dividend or distribution of the type described in this Section 1005(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                           (b) In case the Company issues to all holders of Common Shares rights or warrants entitling them to purchase Common Shares, for a period expiring within forty-five (45) days of the record date for such issuance, at a price per share that is less than the average of the Closing Sale Prices for the ten (10) consecutive Trading Days immediately preceding, but not including, the date such issuance is first publicly announced by the Company, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date fixed for determination of shareholders entitled to receive such rights or warrants by a fraction:

                                    (i)      the numerator of which shall be the
                           number of Common Shares outstanding at the Close of Business on the Record Date plus the total number of additional Common Shares offered for subscription or purchase, and

                                    (ii)     the denominator of which shall be
                           the sum of the number of Common Shares outstanding at the Close of Business on the Record Date plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at a price equal to the average of the Closing Sale Prices of the Common Shares for the ten (10) Trading Days immediately preceding the date such distribution is first publicly announced by the Company.

                           Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the Record Date. To the extent that Common Shares are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such Record Date had not been fixed. In determining whether any rights or warrants entitle the shareholders to subscribe for or purchase Common Shares at a price less than the average of the Closing Sale Prices of the Common Share for the ten (10) Trading Days immediately preceding the date such distribution is first publicly announced by the Company, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                           (c) In case outstanding Common Shares shall be subdivided into a greater number of Common Shares, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding Common Shares shall be combined into a smaller number of Common Shares, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                           (d) In case the Company shall, by dividend or otherwise, distribute to all holders of Common Shares, shares of any class of capital stock of the Company (other than Common Shares) or evidences of indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 1005(b), and excluding any dividend or distribution (x) paid in cash or (y) referred to in Section 1006 (any of the foregoing hereinafter in this Section 1005(d) called the "DISTRIBUTED SECURITIES")), then, in each such case the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

                                    (i)      the numerator of which shall be the
                           Current Market Price on such Record Date; and

                                    (ii)     the denominator of which shall be
                           the Current Market Price on such Record Date less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Distributed Securities so distributed applicable to one Common Share, such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; provided, that if the then Fair Market Value (as so determined) of the portion of the Distributed Securities so distributed applicable to one Common Share is equal

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

to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall be entitled to receive upon conversion the amount of Distributed Securities such Holder would have received had such Holder converted each Security on the Record Date; provided, further, that if such Distributed Securities are so distributed, prior to the date that is five years plus one day after the later of the Issue Date and the last date on which Securities were issued pursuant to the Initial Purchasers' Option, such Holder shall only be entitled to receive, in addition to Common Shares to which such Holder is entitled to receive upon conversion, Prescribed Securities of a type specified by the Board of Directors and the Conversion Rate shall, if necessary, be adjusted so that the value of such Prescribed Securities is equivalent in value as of the date of such distribution (based on the average of the closing sale prices for such Prescribed Securities, if available) for the ten (10) Trading Day period beginning on the fifth Trading Day after such distribution, and if such closing sale prices are not available, as determined by the Board of Directors, to the consideration received by holders of Common shares pursuant to such distribution of Distributed Securities, provided that the Company may elect at the Company's sole option, to deliver such Distributed Securities instead of such Prescribed Securities. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this
Section 1005(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

                  Notwithstanding the foregoing, if the Distributed Securities distributed by the Company to all holders of Common Shares consist of capital stock of, or similar equity interests in, a Subsidiary or other business unit of the Company, then the Conversion Rate shall be adjusted so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

                                    (i)      the numerator of which shall be the
                           sum of (A) the average of the Closing Sale Prices of the Common Shares for the ten (10) Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" of the Common Shares commences with respect to such Distributed Securities (the "EX-DIVIDEND DATE") plus
                           (B) the Fair Market Value of the Distributed
                           Securities distributed in respect of each Common Share for which this Section 1005(d) applies which shall equal the number of Distributed Securities distributed in respect of each Common Share multiplied by the average of the Distributed Securities Closing Sale Price for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date; and

                                    (ii)     the denominator of which shall be
                           the average of the Closing Sale Prices of the Common Shares for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date,

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

such adjustment to become effective immediately prior to the opening of business on the day following such Record Date.

                  "DISTRIBUTED SECURITIES CLOSING SALE PRICE" on any date shall mean the closing sale price per Distributed Security (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which the Distributed Securities are traded or, if the Distributed Securities are not listed on a United States national or regional securities exchange, as reported by the Nasdaq System or, if no such price is reported, as reported by the principal non-United States market on which the Distributed Securities are traded, such price to be converted into U.S. dollars based on the Federal Reserve Bank of New York noon buying rate as reported for conversion into U.S. dollars on such date. In the absence of such quotation, the Board of Directors will determine in good faith the Distributed Securities Closing Sale Price.

                  Rights or warrants distributed by the Company to all holders of Common Shares entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"): (i) are deemed to be transferred with such Common Shares; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Shares, shall be deemed not to have been distributed for purposes of this Section 1005 (and no adjustment to the Conversion Rate under this Section 1005 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 1005(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 1005 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

                  No adjustment of the Conversion Rate shall be made pursuant to this Section 1005(d) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed to the Holders of Securities.

                  For purposes of this Section 1005(d) and Section 1005(a) and
(b), any dividend or distribution to which this Section 1005(d) is applicable that also includes Common Shares, or rights or warrants to subscribe for or purchase Common Shares (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such Common Shares or rights or warrants (and any Conversion Rate adjustment required by this Section 1005(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such Common Shares or such rights or warrants (and any further Conversion Rate adjustment required by Sections 1005(a) and 1005(b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of shareholders entitled to receive such dividend or other distribution," "the date fixed for the determination of shareholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Section 1005(a) and 1005(b) and (B) any Common Shares included in such dividend or distribution shall not be deemed "outstanding at the Close of Business on the date fixed for such determination" within the meaning of Section 1005(a). If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 1005(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

                           (e) If the Company distributes cash payable to all holders of Common Shares and such cash distribution, together with any other cash distributions paid during the preceding twelve months, exceeds $0.06 per Common Share (the "DIVIDEND THRESHOLD AMOUNT") (the Dividend Threshold Amount is subject to adjustment whenever an adjustment is made to the Conversion Rate pursuant to clause (a) or (c) above, which adjustment shall be the inverse of the adjustment made to the Conversion Rate pursuant to such clause), the Conversion Rate shall be increased so that it equals the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to the cash distribution by a fraction,

                                    (i)      the numerator of which shall be the
                           Current Market Price on such Record Date; and

                                    (ii)     the denominator of which shall be
                           the Current Market Price on such Record Date less the amount of cash so distributed in excess of the Dividend Threshold Amount applicable to one Common Share,

such adjustment to be effective immediately prior to the opening of business on the day following the Record Date; provided, that if the portion of the cash so distributed in excess of the Dividend Threshold Amount applicable to one Common Share is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, a Holder shall be entitled to receive on conversion the cash that the Holder would have received if the Holder had converted its Securities immediately prior to the Record Date; provided however, that if such distribution occurs on or prior to the date that is five years plus one day after the later of the Issue Date and the last date on which Securities were issued pursuant to the Initial Purchasers' Option, a Holder shall only be entitled to receive, in addition to Common Shares to which such holder is entitled to receive upon conversion, Prescribed Securities of a type specified by the Board of Directors and the Conversion Rate shall, if necessary, be adjusted so that the value of such Prescribed Securities is equivalent in value as of the date of such distribution (based on the average of the closing sale prices for such Prescribed Securities, if available) for the ten (10) Trading Day period beginning on the fifth Trading Day after such distribution, and if such Closing Sale Prices are not available, as determined by the Board of Directors, to the cash so distributed, provided that the Company may elect, at the Company's sole option, to deliver such cash instead of such Prescribed Securities. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any Prescribed Securities for purposes of this Section 1005(e) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

                           (f) In case an issuer bid, tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Shares shall expire and such issuer bid, tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders of consideration per Common Share having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such issuer bid, tender, or exchange offer (as it may be amended) exceeds the Closing Sale Price on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction,

                                    (i)      the numerator of which shall be the
                           sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the issuer bid, tender or exchange offer) of all Common Shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of Common Shares outstanding (less any Purchased Shares) at the Expiration Time and the Closing Sale Price on the Trading Day next succeeding the Expiration Time, and

                                    (ii)     the denominator of which shall be
                           the number of Common Shares outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Sale Price on the Trading Day next succeeding the Expiration Time such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such issuer bid, tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, or if the purchase or exchange of Purchased Shares is otherwise not consummated, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such issuer bid, tender or exchange offer had not been made.

                           (g) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount that increases the offeror's ownership of Common Shares to more than twenty-five percent (25%) of the Common Shares outstanding and shall involve the payment by such Person of consideration per Common Share having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) that as of the last time (the "OFFER EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) exceeds the Closing Sale Price on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Offer Expiration Time by a fraction,

                                    (i)      the numerator of which shall be the
                           sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "ACCEPTED PURCHASED SHARES") and (y) the product of the number of Common Shares outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Closing Sale Price on the Trading Day next succeeding the Offer Expiration Time, and

                                    (ii)     the denominator of which shall be
                           the number of Common Shares outstanding (including any tendered or exchanged shares) at the Offer Expiration Time multiplied by the Closing Sale Price on the Trading Day next succeeding the Offer Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. If such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, or if the purchase or exchange of Accepted Purchased Shares is otherwise not consummated, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 1005(g) shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any consolidation or merger with or into any other Person or Persons, or Sale to any other Person or Persons.

                           (h) For purposes of this Section 1005 and Section 1002, the following terms shall have the meaning indicated:

                                    (i)      "CURRENT MARKET PRICE" shall mean
                           the average of the daily Closing Sale Prices for the ten (10) consecutive Trading Days ending on the earlier of such date of determination and the day before the "ex" date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Shares trade, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of Common Shares, means the first date on which the Common Shares trade, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

                           If another issuance, distribution, subdivision or combination to which Section 1005 applies occurs during the period applicable for calculating "Current Market Price" pursuant to the definition in the preceding paragraph, "Current Market Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price during such period.

                                    (ii)     "FAIR MARKET VALUE" shall mean the
                           amount which a willing buyer would pay a willing seller in an arm's-length transaction.

                                    (iii)    "RECORD DATE" shall mean, with
                           respect to any dividend, distribution or other transaction or event in which the holders of Common Shares have the right to receive any cash, securities or other property or in which the Common Shares (or other applicable security) are exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                           (i) The Company may, subject to applicable regulatory approval, make such increases in the Conversion Rate, in addition to those required by Section 1005(a), (b), (c), (d), (e), (f) or (g), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Shares or rights to purchase Common Shares resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  To the extent permitted by applicable law, and, subject to applicable regulatory approval, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) Business Days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to Holders of the Securities a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

                           (j) All calculations under this Article Ten shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Shares pursuant to a Company plan for reinvestment of dividends or interest or for any issuance of Common Shares or convertible or exchangeable securities or rights to purchase Common Shares or convertible or exchangeable securities. To the extent the Securities become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on any cash into which the Securities are convertible.

                           (k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Security at his last address appearing on the register of the Registrar, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                           (l) In any case in which this Section 1005 provides that an adjustment shall become effective immediately after (1) a Record Date for an event, (2) the date fixed for the determination of shareholders entitled to receive a dividend or distribution pursuant to
         Section 1005(a), (3) a date fixed for the determination of shareholders entitled to receive rights or warrants pursuant to Section 1005(b), (4) the Expiration Time for any issuer bid, tender or exchange offer pursuant to Section 1005(f) or (5) the Offer Expiration Time for any tender or exchange offer pursuant to Section 1005(g), (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined)
         (x) issuing to the Holder of any Security converted after such Determination Date and before the occurrence of such Adjustment Event, the additional Common Shares or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (y) paying to such Holder any amount in cash in lieu of any fractional share pursuant to Section 1003. For purposes of this Section 1005(1), the term "ADJUSTMENT EVENT" shall mean:

                                    (i)      in any case referred to in clause
                           (1) hereof, the occurrence of such event; provided, that in the case of an adjustment made with respect to a distribution of capital stock of, or similar equity interest in, a Subsidiary or other business unit of the Company, the Adjustment Event shall be deemed to have occurred on the Business Day next following the ten (10) Trading Day period referred to in the second paragraph of Section 1005(d),

                                    (ii)     in any case referred to in clause
                           (2) hereof, the date any such dividend or distribution is paid or made,

                                    (iii)    in any case referred to in clause
                           (3) hereof, the date of expiration of such rights or warrants,

                                    (iv)     in any case referred to in clause
                           (4) hereof, the date a sale or exchange of Common Shares pursuant to such issuer bid, tender or exchange offer is consummated and becomes irrevocable, and

                                    (v)      in the case referred to in clause
                           (5) hereof, the date a sale or exchange of Common Shares pursuant to such tender or exchange offer is consummated and becomes irrevocable.

                           (m) For purposes of this Section 1005, the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares.

                           (n) No adjustment need by made for a transaction referred to in this Article Ten if Security Holders are to participate in the transaction without conversion on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis on which holders of Common Shares participate in the transaction and notice such holders of Common Shares receive.

                           (o) No adjustment in the Conversion Rate shall be required until cumulative adjustments amount to 1% or more of the Conversion Rate as last adjusted; provided, however, that any adjustments which by reason of this Section 1005(o) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                           SECTION 1006. EFFECT OF RECLASSIFICATION,
         REORGANIZATION OR SALE AND FURTHER ADJUSTMENT TO THE CONVERSION RATE.

                           (a) If any of the following events occur, namely (i) any Reclassification (other than a subdivision or combination to which Section 1005(c) applies), (ii) any Reorganization, or (iii) any Sale, as a result of which holders of Common Shares shall be entitled to receive stock, other securities, other property, assets or cash for their Common Shares, then, subject to Section 1006(b), the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture) providing that each Security shall be convertible into the kind and amount of shares of stock, other securities, other property, assets or cash receivable upon such Reclassification, Reorganization or Sale by a holder of a number of Common Shares issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized Common Shares are available to convert all such Securities) immediately prior to such Reclassification, Reorganization or Sale assuming such holder of Common Shares did not exercise his rights of election, if any, as to the kind or amount of stock, other securities, other property, assets or cash receivable upon such Reclassification, Reorganization or Sale (provided that, if the kind or amount of stock, other securities, other property, assets or cash receivable upon such Reclassification, Reorganization or Sale is not the same for each Common Share in respect of which such rights of election shall not have been exercised (a "NON-ELECTING SHARE"), then for the purposes of this
         Section 1006 the kind and amount of stock, other securities, other property, assets or cash receivable upon such Reclassification, Reorganization or Sale for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Ten.

                           The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at its address appearing on the register of the Registrar, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                           The above provisions of this Section shall similarly apply to successive Reclassifications, Reorganizations or Sales.

                           If this Section 1006 applies to any event or occurrence, Section 1005 shall not apply.

                           (b) If, however, prior to the date that is five years plus one day after the later of the Issue Date and the last date on which Securities were issued pursuant to the Initial Purchasers' Option, Holders of Securities would otherwise be entitled to receive, upon conversion of the Securities, any property (including cash) or securities of a company that would not constitute Prescribed Securities (which is referred to herein as "INELIGIBLE CONSIDERATION"), such holders shall not be entitled to receive such Ineligible Consideration but the Company or the successor or acquiror, as the case may be, shall have the right (at the sole option of the Company or the successor or acquiror, as the case may be) to deliver either such Ineligible Consideration or Prescribed Securities with a market value equal to the market value of such Ineligible Consideration (as determined in good faith by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution).

                           The Company will give notice to Holders of the Securities at least 30 days prior to the effective date of such transaction in writing and by release to a business newswire stating the consideration into which the Securities will be convertible after the effective date of such transaction. After such notice, the Company or the successor or acquiror, as the case may be, may not change the consideration to be delivered upon conversion of the Securities except in accordance with any other provision of this Indenture.

                           In the event the Company shall execute a supplemental indenture pursuant to this Section 1006, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such Reclassification, Reorganization or Sale and any adjustment to be made with respect thereto.

                           SECTION 1007. TAXES ON SHARES ISSUED.

                  The issue of stock certificates on conversions of Securities shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Security converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                           SECTION 1008. RESERVATION OF SHARES, SHARES TO BE FULLY PAID; COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON SHARES.

                  Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the Common Shares issuable upon conversion of the Securities, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such Common Shares at such adjusted Conversion Rate.

                  The Company covenants that all Common Shares which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free from all encumbrances with respect to the issue thereof.

                  The Company covenants that, if any Common Shares to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the SEC (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

                  The Company further covenants that, if at any time the Common Shares shall be listed on the New York Stock Exchange or the Toronto Stock Exchange (or if the Common Shares are no longer listed on either of such exchanges, any other national securities exchange or automated quotation system), the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Shares shall be so listed on such exchange or automated quotation system, all Common Shares issuable upon conversion of the Security; provided that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Shares until the first conversion of the Securities into Common Shares in accordance with the provisions of this Indenture, the Company covenants to list such Common Shares issuable upon conversion of the Securities in accordance with the requirements of such exchange or automated quotation system at such time.

                           SECTION 1009. RESPONSIBILITY OF TRUSTEE.

                  The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any Common Shares or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article Ten. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 1006 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Securities after any event referred to in such Section 1006 or to any adjustment to be made with respect thereto, but, subject to the provisions of Article Seven of the Indenture, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, any Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

                           SECTION 1010. NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS.

                  In case:

                           (a) the Company shall declare a dividend (or any other distribution) on Common Shares that would require an adjustment in the Conversion Rate pursuant to Section 1005; or

                           (b) the Company shall authorize the granting to the holders of all or substantially all of Common Shares of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                           (c) of any Reclassification of the Common Shares, or of any Reorganization for which approval of any shareholders of the Company is required, or any Sale; or

                           (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each Holder at his or her address appearing on the register of the Registrar provided for in the Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such Reclassification, Reorganization, Sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such Reclassification, Reorganization, Sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, Reclassification, Reorganization, Sale, transfer, dissolution, liquidation or winding up.

                           SECTION 1011. SHAREHOLDER RIGHTS PLANS.

                  Each Common Share issued upon conversion of Securities pursuant to this Article Ten shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Shares issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights plan adopted by the Company, as the same may be amended from time to time. Provided that such rights plan requires that each Common Share issued upon conversion of Securities at any time prior to the distribution of separate certificates representing such rights be entitled to receive such rights, then, notwithstanding anything else to the contrary in this Article Ten, there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of the issuance of rights, the distribution of separate certificates representing the rights, the exercise or redemption of such rights in accordance with any such rights plan, or the termination or invalidation of such rights.

                           SECTION 1012. TRANSFER RESTRICTIONS.

                           (a) Common Shares issued upon conversion of Restricted Securities shall be represented by certificates bearing the Private Placement Legend and shall be subject to the restrictions or transfer set forth in the Private Placement Legend.

                           (b) Any Common Shares as to which such restrictions on transfer have lapsed and as to which the conditions for removal of the Private Placement Legend have been satisfied may, upon surrender of the certificates representing such Common Shares for exchange in accordance with the procedures of the transfer agent for the Common Shares, be exchanged for a new certificate or certificates for a like number of Common Shares, which shall not bear the Private Placement Legend.

                           (c) Common Shares issued on conversion of Securities before May 20, 2004 (and all securities issued in exchange therefor or substitution thereof) shall be represented by certificates bearing the Canadian Legend and shall be subject to the restrictions on transfer set forth in the Canadian Legend. Any Common Shares which bear the Canadian Legend may at any time on or after May 20, 2004, on surrender of the certificates representing such Common Shares for exchange in accordance with the procedures of the transfer agent for the Common Shares, be exchanged for a new certificate or certificates for a like number of Common Shares, which shall not bear the Canadian Legend.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

                           SECTION 1101. TRUST INDENTURE ACT CONTROLS.

                  The Trustee and the Company agree to comply with all provisions of the TIA applicable to or binding upon it in connection with this Indenture and any action to be taken hereunder. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision of the TIA shall control.

                           SECTION 1102. NOTICES.

                  Any notice or communication by the Company or the Trustee to one or both of the others is duly given if in writing and delivered in person, mailed by first-class mail or by express delivery to the other parties' addresses stated in this Section 1102. The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication to a Security Holder is duly given (unless otherwise expressly provided herein) if in writing and mailed by first class mail to each Security Holder affected by the event at the address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Security Holder or any defect in it shall not affect its sufficiency with respect to other Security Holders.

                  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it; provided that any notice or communication delivered to the Trustee shall be deemed effective upon actual receipt thereof.

                  If the Company mails a notice or communication to Security Holders, it shall mail a copy to the Trustee and each Agent at the same time.

                  All notices or communications shall be in writing.

                  The Company's address is:

                                       Fairmont Hotels & Resorts Inc.
                                       100 Wellington Street West
                                       TD Centre, Suite 1600
                                       Toronto, Ontario  M5K 1B7
                                       Facsimile: (416) 874-2852
                                       Attention: General Counsel

                  The Trustee's address is:

                                       The Bank of New York
                                       101 Barclay Street, Floor 21W
                                       New York, NY 10286
                                       Facsimile: (212) 815-5803
                                       Attention: Corporate Trust Administration
                                                  - Global Finance Unit

                           SECTION 1103. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

                  Security Holders may communicate pursuant to TIA Section 312(b) with other Security Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

                           SECTION 1104. CERTIFICATE AND OPINION AS TO
         CONDITIONS PRECEDENT.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                                    (i)      an Officers' Certificate stating
                           that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                                    (ii)     an Opinion of Counsel stating that,
                           in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each signer of an Officers' Certificate or an Opinion of Counsel may (if so stated) rely, effectively, upon an Opinion of Counsel as to legal matters and an Officers' Certificate as to factual matters if such signer reasonably and in good faith believes in the accuracy of the document relied upon.

                           SECTION 1105. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                                    (i)      a statement that the person making
                           such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                                    (ii)     a brief statement as to the nature
                           and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                                    (iii)    a statement that, in the opinion of
                           such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                                    (iv)     a statement as to whether or not,
                           in the opinion of such person, such condition or covenant has been complied with.

                           SECTION 1106. RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by or at a meeting of Security Holders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for their respective functions.

                           SECTION 1107. LEGAL HOLIDAYS.

                  A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in The City of New York, in the State of New York, in the City of Toronto, Canada or in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on that payment for the intervening period.

                  A "BUSINESS DAY" is a day other than a Legal Holiday.

                           SECTION 1108. NO RECOURSE AGAINST OTHERS.

                  No past, present or future director, officer, employee, incorporator or shareholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

                           SECTION 1109. DUPLICATE ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

                           SECTION 1110. GOVERNING LAW.

                  This Indenture and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Indenture, directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements and instruments entered into and wholly-performed within the State of New York.

                           SECTION 1111. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                           SECTION 1112. SUCCESSORS.

                  All agreements of the Company in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

                           SECTION 1113. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  The Company irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Indenture or any Security. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in the courts of Canada (or any other courts to the jurisdiction of which the Company is subject) by a suit upon such judgment, provided that service of process is effected upon the Company in the manner specified in the following paragraph or as otherwise permitted by law; provided, however, that the Company does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of,
(i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment or (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration or review of, any such judgment.

                  As long as any of the Securities remain outstanding, the Company will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding arising out of or relating to the Indenture or any Security. Service of process upon such agent and written notice of such service mailed or delivered to the Company shall to the extent permitted by law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 111 8th Avenue, New York, New York 10011 (or at such other address in the Borough of Manhattan, The City of New York, as the Company may designate by written notice to the Trustee).

                  The Company hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraphs by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Company set forth in the first paragraph of this instrument or to any other address of which the Company shall have given written notice to the Trustee. The Company irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company.

                  Nothing in this Section shall affect the right of the Trustee or any Holder to serve process in any manner permitted by law or limit the right of the Trustee to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions.

                           SECTION 1114. WAIVER OF JURY TRIAL

                  EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY. NOTWITHSTANDING THE AGREEMENT BETWEEN THE COMPANY AND THE TRUSTEE IN THE PRECEDING SENTENCE, NOTHING HEREIN SHALL BE CONSTRUED TO AFFECT THE RIGHT OF HOLDERS TO ASSERT A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                           SECTION 1115. FORCE MAJEURE.

                  In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of god.

                           SECTION 1116. CONVERSION OF CURRENCY.

                           (a) The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this Indenture:

                                    (i)      If for the purposes of obtaining
                           judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the "JUDGMENT CURRENCY") an amount due or contingently due under the Securities and this Indenture (the "REQUIRED CURRENCY"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which a final judgment which is not appealable or is not appealed is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                                    (ii)     If there is a change in the rate of
                           exchange prevailing between the Business Day before the day on which the judgment referred to in (i) above is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company shall pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Required Currency originally due.

                           (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders of Securities and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between
         (1) the date as of which the equivalent of the amount in the Required Currency (other than under this Section 1116(b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Section 1116(b) the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

                           (c) The obligations contained in Sections 1116(a)(ii) and (b) of this Section shall constitute separate and independent obligations of the Company from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or Trustee from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under Section 1116(b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or the applicable liquidator. In the case of Subsection (b) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

                           (d) The term "RATE(S) OF EXCHANGE" shall mean the Bank of Canada noon rate for purchases on the relevant date of the Required Currency with the Judgment Currency, as reported by Telerate on screen 3194 (or such other means of reporting the Bank of Canada noon rate as may be agreed upon by each of the parties to this Indenture) and includes any premiums and costs of exchange payable.

                           SECTION 1117. SEPARABILITY.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

                           SECTION 1118. TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

                                       FAIRMONT HOTELS & RESORTS INC.

                                       By: /s/ TERRENCE P. BADOUR
                                          ----------------------------------
                                          Name: Terrence P. Badour
                                          Title: Executive Vice President,
                                                 Law and Administration
                                                 and Corporate Secretary

                                       THE BANK OF NEW YORK, as Trustee

                                       By: /s/ PETER PAVLYSHIN
                                          ----------------------------------
                                          Name: Peter Pavlyshin
                                          Title: Assistant Vice President

                                    EXHIBIT A
                               [Face of Security]

[INSERT PRIVATE PLACEMENT LEGEND AND GLOBAL SECURITY LEGEND AS REQUIRED]

                         FAIRMONT HOTELS & RESORTS INC.

                     3.75% CONVERTIBLE SENIOR NOTE DUE 2023

[Certificate No. _______]                                 CUSIP NO. ____________

                                                           ISIN NO. ____________

FAIRMONT HOTELS & RESORTS INC., a corporation incorporated under the Canada Business Corporations Act (herein called the "COMPANY"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of UNITED STATES DOLLARS ($ ) on December 1, 2023, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest is paid or duly provided for.

                  Interest Payment Dates: June 1 and December 1, with the first payment to be made on June 1, 2004.

                  Record Dates: May 15 and November 15.

                  The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

                  IN WITNESS WHEREOF, FAIRMONT HOTELS & RESORTS INC. has caused this instrument to be duly signed.

                                       FAIRMONT HOTELS & RESORTS INC.

                                       By:_____________________________
                                          Name:
                                          Title:

Dated: ______________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, AS TRUSTEE

By:__________________________________
   Authorized Signatory

Dated: ____________

                              [REVERSE OF SECURITY]

                         FAIRMONT HOTELS & RESORTS INC.

                     3.75% CONVERTIBLE SENIOR NOTE DUE 2023

(1) INTEREST. FAIRMONT HOTELS & RESORTS INC., a corporation incorporated under the Canada Business Corporations Act (the "COMPANY"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Unless earlier converted, redeemed or purchased by the Company, the Company will pay interest semi-annually on June 1 and December 1 of each year, with the first payment to be made on June 1, 2004. Interest on the Securities will accrue on the principal amount from the most recent date to which interest has been paid or provided for or, if no interest has been paid, from December 8, 2003. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

(2)      MATURITY. The Securities will mature on December 1, 2023.

(3) METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the Close of Business on the record date set forth on the face of this Security next preceding the applicable interest payment date. Holders must surrender Securities to a Paying Agent to collect the principal, Redemption Price, Designated Event Purchase Price or Purchase Price of the Securities. The Company will pay all amounts due with respect to the Securities in money of the United States that at the time of payment is legal tender for payment of public and private debts. If this Security is in global form, the Company will pay interest on the Securities by wire transfer of immediately available funds to the account specified by the Holder. With respect to Securities held other than in global form, the Company will make payments by wire transfer of immediately available funds to the account specified by the Holders thereof or, if no such account is specified with respect to a Holder, by mailing a check to the Holder's registered address.

(4) PAYING AGENT, REGISTRAR, CONVERSION AGENT. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the Holders. The Company may act in any such capacity.

(5) INDENTURE. The Securities are issued under an Indenture dated as of December 8, 2003 (the "INDENTURE") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA") as in effect on the date of the Indenture. The Securities are subject to all such terms, and Security Holders are referred to the Indenture and the TIA for a statement of such terms. The Securities are general unsecured obligations of the Company limited to $270,000,000 aggregate principal amount, except as otherwise provided in the Indenture (except for Securities issued in substitution for destroyed, mutilated, lost or stolen

Securities). Terms used herein which are defined in the Indenture have the meanings assigned to them in the Indenture.

(6) ADDITIONAL AMOUNTS. The Company will pay to the Holders such Additional Amounts as may become payable under Section 407 of the Indenture.

(7) OPTIONAL REDEMPTION. Except as provided in Section 308 of the Indenture, the Company will not have the right to redeem any Securities prior to January 20, 2009. On or after January 20, 2009, the Company may, at its option, redeem the Securities, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, together with accrued and unpaid interest to, but excluding, the Redemption Date. No sinking fund is provided for the Securities.

(8) NOTICE OF REDEMPTION. Subject to Section 308 of the Indenture, notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in positive integral multiples of $1,000 principal amount. On and after the Redemption Date, interest ceases to accrue on Securities or portions of them called for redemption.

(9) REDEMPTION FOR TAX REASONS. The Company may, at its option, redeem the Securities, in whole but not in part, at a Redemption Price equal to 100% of the principal amount thereof together with accrued and unpaid interest, if any, to, but excluding, the Redemption Date, if the Company has become or would become obligated to pay to the Holders Additional Amounts (which are more than a de minimis amount) as a result of any amendment or change occurring after December 2, 2003 in the laws or any regulations of Canada or any Canadian political subdivision or taxing authority, or any change occurring after December 2, 2003 in the interpretation or application of any such laws or regulations by any legislative body, court, governmental agency, taxing authority or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory or administrative determination); provided the Company cannot avoid these obligations by taking reasonable measures available to it and that it delivers to the Trustee an opinion of Canadian legal counsel specializing in taxation and an Officers' Certificate attesting to such change and obligation to pay Additional Amounts. The Company will not and will not cause any Paying Agent or the Trustee to deduct from such Redemption Price any amounts on account of, or in respect of, any Canadian Taxes other than Excluded Taxes (except in respect of certain Excluded Holders). In such event, the Company will give the Trustee and the Holders of the Securities not less than 30 days' nor more than 60 days' notice of this redemption, except that (i) the Company will not give notice of redemption earlier than 60 days prior to the earliest date on or from which it would be obligated to pay any such Additional Amounts, and (ii) at the time the Company gives the notice, the circumstances creating its obligation to pay such Additional Amounts remain in effect.

                  Upon receiving such notice of redemption, each Holder who does not wish to have the Company redeem its Securities pursuant to Section 308 of the Indenture can elect to (i) convert its Securities pursuant to Article Ten of the Indenture or (ii) not have its Securities redeemed, provided that no Additional Amounts will be payable on any payment of interest or principal with respect to the Securities after such Redemption Date. All future payments will be subject to the deduction or withholding of any Canadian Taxes required to be deducted or withheld.

                  Where no such election is made, the Holder will have its Securities redeemed without any further action. If a Holder does not elect to convert its Securities pursuant to Article Ten of the Indenture but wishes to elect to not have its Securities redeemed, such Holder must deliver to the Company (if the Company is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the notice of redemption, a written Notice of Election (the "NOTICE OF ELECTION") on the back of this Security, or any other form of written notice substantially similar to the Notice of Election, in each case, duly completed and signed, so as to be received by the Paying Agent no later than the Close of Business on a Business Day at least five Business Days prior to the Redemption Date.

                  A Holder may withdraw any Notice of Election by delivering to the Company (if the Company is acting as its own Paying Agent), or to a Paying Agent designated by the Company in the notice of redemption, a written notice of withdrawal prior to the Close of Business on the Business Day prior to the Redemption Date.

(10) PURCHASE AT THE OPTION OF HOLDERS. Securities shall be purchased by the Company at the option of the Holder on January 20, 2009, December 1, 2013, and December 1, 2018 (each, a "PURCHASE DATE"), at a purchase price equal to 100% of the principal amount of those Securities (the "PURCHASE PRICE") plus accrued and unpaid interest to, but excluding, the Purchase Date; provided that, with respect to the December 1, 2013 and December 1, 2018 Purchase Dates, such interest will be paid to Holders of record on the Close of Business on the record date immediately preceding such Purchase Date.

                  The Company shall, no less than twenty-five Business Days prior to the Purchase Date, give notice to Holders at their addresses shown in the register of the Registrar and to beneficial owners as required by law (the "COMPANY PURCHASE NOTICE").

                  Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon delivery (i) to the Company (if it is acting as its own Paying Agent), or to a Paying Agent by the Holder of a written notice of purchase (a "PURCHASE NOTICE") at any time during the period beginning on the opening of business on the date that is 25 Business Days prior to the relevant Purchase Date and ending at the Close of Business on the fifth Business Day prior to such Purchase Date and (ii) of such Security to the Paying Agent at any time after delivery of the Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to Section 310 of the Indenture only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

                  The Purchase Notice shall state (i) the certificate number of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedures if Physical Securities have not been issued, (ii) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be in principal amounts of $1,000 or a positive integral multiple of $1,000, and (iii) that such Security shall be purchased by the

Company as of the Purchase Date pursuant to the terms and conditions specified in the Securities and in the Indenture.

                  Any purchase by the Company contemplated pursuant to the provisions of Section 310 of the Indenture shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of book-entry transfer or delivery of the Security.

                  A Holder may withdraw any Purchase Notice by delivering a written notice of withdrawal delivered to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company, at any time prior to the Close of Business on the Business Day immediately preceding the Purchase Date, specifying the certificate number of the Security in respect of which such notice of withdrawal is being submitted (if applicable), the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and the principal amount of such Security, if any, which remains subject to the original Purchase Notice and which has been or will be delivered for purchase by the Company.

(11) DESIGNATED EVENT PURCHASE OFFER. In the event of a Designated Event with respect to the Company, the Company will be required to make an offer to purchase for cash ("DESIGNATED EVENT PURCHASE OFFER") all outstanding Securities in positive integral multiples of $1,000 principal amount at a price equal to 100% of the principal amount of such Securities ("DESIGNATED EVENT PURCHASE PRICE") plus any accrued and unpaid interest to, but excluding, the Designated Event Purchase Date. The Company shall be required to purchase Securities in respect of which such offer is accepted by a Holder no later than 30 Business Days after a Designated Event Notice has been mailed ("DESIGNATED EVENT PURCHASE DATE").

                  Within 30 Business Days after the occurrence of a Designated Event with respect to the Company, the Company shall mail to the Trustee and all Holders of the Securities at their addresses shown in the register of the Registrar, and to beneficial owners of the Securities as may be required by applicable law, a notice (the "DESIGNATED EVENT NOTICE") of the occurrence of such Designated Event and the Designated Event Purchase Offer arising as a result thereof.

                  To accept the Designated Event Purchase Offer, a Holder of Securities must deliver to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company for such purpose in the Designated Event Notice and the Trustee, on or before the Close of Business on the third Business Day immediately preceding the Designated Event Purchase Date,
(i) written notice of acceptance of the Designated Event Purchase Offer in the form set forth in the Designated Event Purchase Offer Acceptance Notice on the back of this Security ("DESIGNATED EVENT PURCHASE NOTICE"), or any other form of written notice substantially similar to the Designated Event Purchase Notice, in each case, duly completed and signed, with appropriate signature guarantee, and
(ii) such Securities that the Holder wishes to tender for purchase by the Company pursuant to the Designated Event Offer, duly endorsed for transfer to the Company.

                  Such Holder of such Securities shall be entitled to receive from the Company (if it is acting as its own Paying Agent), or such Paying Agent a nontransferable receipt of deposit evidencing such deposit.

                  A Holder may withdraw any acceptance of the Designated Event Purchase Offer by delivering a written notice of withdrawal delivered to the Company (if it is acting as its own Paying Agent), or to a Paying Agent designated by the Company, at any time prior to the Close of Business on the Business Day prior to the Designated Event Purchase Date, specifying the certificate number of the Security in respect of which such notice of withdrawal is being submitted (if applicable), the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and the principal amount, if any, of such Security which remains subject to the original Designated Event Purchase Notice and which has been or will be delivered for purchase by the Company. The Paying Agent shall promptly notify the Company of the receipt by it of any Designated Event Purchase Notice or written notice of withdrawal thereof.

(12) CONVERSION. Subject to and upon compliance with the provisions of the Indenture, prior to the Close of Business on December 1, 2023, the Holder of any Security shall have the right, at such Holder's option, to convert the principal amount of the Security, or any portion of such principal amount that is a positive integral multiple of $1,000, into (subject to the Company Cash Conversion Option pursuant to Section 1002 of the Indenture) fully paid and non-assessable Common Shares (as such shares shall then be constituted) at the Conversion Rate in effect at such time, solely upon the occurrence of one or more of the following events:

                  (a) commencing after March 31, 2004, Securities may be surrendered for conversion during any fiscal quarter of the Company (and only during such fiscal quarter), if, as of the last Trading Day of the immediately preceding fiscal quarter, the Closing Sale Price for at least twenty (20) Trading Days in the thirty (30) consecutive Trading Day period ending on the last Trading Day of such immediately preceding fiscal quarter exceeds 120% of the Conversion Price in effect on such 30th Trading Day;

                  (b) the Securities may be surrendered for conversion into Common Shares during the five Business Day period (and only during any such period) following any five consecutive Trading Day period in which the daily average of the Trading Prices for the Securities for such five (5) Trading Day Period was less than 98% of the average Conversion Value for the Securities during such period; provided however, that after December 1, 2018, if on the date of any Conversion pursuant to this condition, the Closing Sale Price of the Common Shares is greater than the Conversion Price per share but less than 120% of the Conversion Price per share, then Holders shall receive, in lieu of Common Shares based on the Conversion Rate, Common Shares , subject to the Company's Cash Conversion Option pursuant to Section 1002 of the Indenture, having a value (determined as provided in the Indenture) equal to the principal amount of such Securities, plus accrued and unpaid interest, if any;

                  (c) if any Securities have been called for redemption, such Securities (and only such Securities) may be surrendered for conversion, at any time on or after the date the Redemption Notice has been given until the Close of Business on the Business Day immediately preceding the Redemption Date, after which time the right to convert shall expire unless the Company defaults in the payment of the Redemption Price; and

                  (d) upon the occurrence of certain corporate events specified in Section 1001 of the Indenture.

                  Subject to and upon compliance with the provisions of the Indenture, each Security will initially be convertible into 26.5041 fully paid and non-assessable Common Shares, as said shares shall be constituted at the date of conversion, per $1,000 principal amount of Securities or portion thereof to be converted or such Conversion Rate as adjusted from time to time as provided in the Indenture, upon surrender of this Security, together with a Conversion Notice as provided in the Indenture, to the Conversion Agent and, unless the Common Shares issuable on conversion are to be issued in the same name as this Security, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Conversion Agent duly executed by the Holder or by its duly authorized attorney.

                  On or after January 20, 2009, the Company has the option (the "COMPANY CASH CONVERSION OPTION") to deliver cash in lieu of some or all of the Common Shares issuable upon conversion of this Security. The Company will give notice of its election of the Company Cash Conversion Option within two Business Days of its receipt of the Holder's Conversion Notice, unless the Company has already informed Holders of its election in connection with a Redemption Notice. Such notice shall state (1) the Company's intention to deliver cash in lieu of some or all other Common Shares otherwise deliverable, (2) if a combination thereof, the number of Common Shares per $1,000 principal amount of Security for which cash will be delivered in lieu of delivery of such Common Shares and (3) the method for calculating the amount of cash to be delivered per Common Share.

                  No fractional Common Shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a Common Share which would otherwise be issuable upon the surrender of any Security for conversion.

(13) DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 principal amount and positive integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar need not exchange or register the transfer of any Security selected for redemption in whole or in part, except the unredeemed portion of Securities to be redeemed in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before the mailing of a notice of redemption of the Securities selected to be redeemed and in certain other circumstances provided in the Indenture.

(14) PERSONS DEEMED OWNERS. The registered Holder of a Security may be treated as the owner of such Security for all purposes.

(15) MERGER OR CONSOLIDATION. The Company shall not consolidate, amalgamate or merge with or into any other Person, enter into a binding share exchange or sell, convey, transfer or lease all or substantially all of its properties and assets to another person (including in any such case under a statutory arrangement) unless (a) the Company shall be the continuing corporation or (b) the resulting, surviving or transferee Person is a corporation organized under the laws of the United States, any State thereof, the District of Columbia, the laws of Canada or any province or territory thereof; such Person assumes by supplemental indenture all the obligations of the Company, under the Securities and this Indenture; and immediately after giving effect to the transaction, no Default or Event of Default shall exist; provided, however, for purposes of the foregoing, the sale, conveyance, transfer or lease (in a single transaction or a series of transactions) of the properties or assets of one or more Subsidiaries (other than to the Company or another wholly-owned Subsidiary) which, if such properties or assets were directly owned by the Company, would constitute all or substantially all of its properties and assets on a consolidated basis, shall be deemed to be a sale, conveyance, transfer or lease of all or substantially all of the Company's properties and assets.

(16) AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or the consent of any Security Holder, the Indenture or the Securities may be amended or supplemented to evidence a successor to the Company and the assumption by that successor of the obligations under the Securities and the Indenture, to add to the covenants of the Company described in the Indenture for the benefit of Security Holders or to surrender any right or power conferred upon the Company, to secure the obligations of the Company in respect of the Securities, to make any changes or modifications to the Indenture necessary in connection with the registration of the Securities under the Securities Act and the qualification of the Indenture under the TIA, or to cure any ambiguity or inconsistency in the Indenture.

(17) DEFAULTS AND REMEDIES. "Event of Default" is defined in Section 601 of the Indenture. If an Event of Default (other than an Event of Default specified in Section 601(v) or (vi) of the Indenture with respect to the Company or any Significant Subsidiary) occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding by notice to the Company and the Trustee may declare the principal amount of the Securities plus accrued and unpaid interest, if any, on the Securities accrued through the date of such declaration, to be immediately due and payable. If an Event of Default specified in Section 601(v) or (vi) of the Indenture with respect to the Company or any Significant Subsidiary occurs, the principal amount of the Securities plus accrued and unpaid interest, if any, accrued thereon through the occurrence of such event shall automatically become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Security Holder.

(18) REGISTRATION RIGHTS. The Holders are entitled to registration rights as set forth in the Registration Rights Agreement. The Holders shall be entitled to receive Additional Interest Amount in the event of a "registration default" in certain circumstances, all as set forth in the Registration Rights Agreement.

(19) TRUSTEE DEALINGS WITH THE COMPANY. The Trustee under the Indenture, or any banking institution serving as successor Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

(20) NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Security Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

(21) AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(22) GOVERNING LAW. This Security and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Security, directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements and instruments entered into and wholly-performed within the State of New York.

(23) ABBREVIATIONS. Customary abbreviations may be used in the name of a Security Holder or an assignee, such as: TEN COM (= tenants in common), TENENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

                  THE COMPANY WILL FURNISH TO ANY SECURITY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:

                                   Fairmont Hotels & Resorts Inc.
                                   100 Wellington Street West
                                   TD Centre, Suite 1600
                                   Toronto, Ontario  M5K 1B7
                                   Facsimile: 416-874-2852
                                   Attention: General Counsel

                               FORM OF ASSIGNMENT

I or we assign to:

_________________________________________________________________________

(Please insert social security or other identifying number )

____________________________________________________________________

____________________________________________________________________

(please print or type name and address)

the within Security and all rights thereunder, and hereby irrevocably constitute and appoint:

____________________________________________________________________

Attorney to transfer the Security on the books of the Company with full power of substitution in the premises.

Dated: ____________                    Signed:________________________________

                                              ________________________________

                  NOTICE: The signature(s) on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

Signature Guarantee: ___________________________________

                  In connection with any transfer of this Security occurring prior to the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with transfer:

                  [Check One]

(1) ____      to the Company or any subsidiary thereof; or

(2) ____ pursuant to and in compliance with Rule 144A under the U.S. Securities Act of 1933, as amended; or

(3) ____ outside the United States to a person other than a "U.S. person" in compliance with Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended; or

(4) ____ pursuant to the exemption from registration provided by Rule 144 under the U.S. Securities Act of 1933, as amended; or

(5) ____ pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the U.S. Securities Act of 1933, as amended (an "Affiliate"):

[ ]      The transferee is an Affiliate of the Company. (If the Security is
transferred to an Affiliate, the restrictive legend must remain on the Security for two years following the date of the transfer).

         Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if items (3),
(4) or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 216 of the Indenture shall have been satisfied.

Dated: ______________                 Signed:___________________________________

                                               (Sign exactly as name appears on
                                               the other side of this Security)

                                               Signature Guarantee:

                                             ___________________________________

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A. The undersigned acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A, and that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _________________               Signed:__________________________________

                                              NOTICE: To be executed by an
                                              executive officer of Purchaser

                                CONVERSION NOTICE

To convert this Security into Common Shares of the Company, check the box: [ ]

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

                              $____________________

If you want the stock certificate made out in another person's name, fill in the form below:

_______________________________________________________________________

(Insert other person's soc. sec. or tax I.D. no.)

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

(Print or type other person's name, address and zip code)

_______________________________________________________________________

Date:____________________              Signature(s):____________________________
                                                   (Sign exactly as your name(s)
                                                    appear(s) on the other side
                                                    of this Security)

                                                Signature(s) guaranteed by:

                                                ________________________________
                                                (All signatures must be
                                                guaranteed by a guarantor
                                                institution participating
                                                in the Securities Transfer
                                                Agents Medallion Program or
                                                in such other guarantee
                                                program acceptable to the
                                                Trustee.)

                DESIGNATED EVENT PURCHASE OFFER ACCEPTANCE NOTICE

Certificate No. of Security:  ___________

                  If you elect to have this Security purchased by the Company pursuant to Section 309 of the Indenture, check the box: [ ]

                  If you elect to have only part of this Security purchased by the Company pursuant to Section 309 of the Indenture, state the principal amount:

                           $__________________________

                   (must be in an integral multiple of $1,000)

                  The undersigned hereby accepts the Designated Event Purchase Offer pursuant to the applicable provisions of the Securities.

Date: ___________________        Signature(s):__________________________________
                                              (Sign exactly as your name(s)
                                              appear(s) on the other side of
                                              this Security)

                                              Signature(s) guaranteed by:

                                             ___________________________________
                                             (All signatures must be guaranteed
                                             by a guarantor institution
                                             participating in the Securities
                                             Transfer Agents Medallion Program
                                             or in such other guarantee program
                                             acceptable to the Trustee.)

                     NOTICE OF ELECTION UPON TAX REDEMPTION

Certificate No. of Security:  ___________

                  If you elect not to have this Security redeemed by the Company pursuant to Section 308 of the Indenture, check the box: [ ]

                  If you elect to have only part of this Security redeemed by the Company pursuant to Section 308 of the Indenture, state the principal amount:

                          $____________________________

                   (must be in an integral multiple of $1,000)

Date: _________________          Signature(s):__________________________________
                                             (Sign exactly as your name(s)
                                             appear(s) on the other side of this
                                             Security)

                                             Signature(s) guaranteed by:

                                             ___________________________________
                                             (All signatures must be guaranteed
                                             by a guarantor institution
                                             participating in the Securities
                                             Transfer Agents Medallion Program
                                             or in such other guarantee program
                                             acceptable to the Trustee.)

                                   SCHEDULE A

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

                  The following exchanges of a part of this Global Security for an interest in another Global Security or for Securities in certificated form, have been made:

 Amount of decrease in             Amount of increase in      Principal amount of this      Signature of authorized
Principal amount of this         Principal amount of this     Global Security following     signatory of Trustee or
    Global Security                   Global Security        such decrease (or increase)           Custodian
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

---------------------

This is included in Global Securities only.

                                   Schedule A-1

                                   EXHIBIT B-1

                        FORM OF PRIVATE PLACEMENT LEGEND

THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIROR:

(1)      REPRESENTS THAT:

         (A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A "QUALIFIED INSTITUTIONAL BUYER" (WITHIN THE MEANING OF RULE 144A UNDER THE U.S. SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT; OR

         (B) IT IS NOT A U.S. PERSON (WITHIN THE MEANING OF REGULATION S UNDER THE U.S. SECURITIES ACT),

      (2) AGREES THAT IT WILL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY HEDGING TRANSACTIONS INVOLVING THIS SECURITY OR THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY UNLESS IN COMPLIANCE WITH THE U.S SECURITIES ACT, AND

      (3) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, PRIOR TO THE DATE THAT IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE LAST ORIGINAL ISSUE DATE HEREOF (WHICH WOULD INCLUDE THE EXERCISE OF THE INITIAL PURCHASERS' OPTION) AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE U.S. SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT ONLY:

         (A)      TO THE COMPANY OR ANY SUBSIDIARY THEREOF;

         (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE U.S. SECURITIES ACT;

                                     B-1-2

         (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT;

         (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; OR

         (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.

                  PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH
                  (3)(C) OR (D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE TRUSTEE) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (3)(E) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144A EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.

                                     B-1-3

                                   EXHIBIT B-2

                       FORM OF LEGEND FOR GLOBAL SECURITY

                  Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 216 OF THE INDENTURE.

                                      B-2-1

                                   EXHIBIT B-3

                             FORM OF CANADIAN LEGEND

                  [Canadian Legend: Include the following legend only for Securities or Common Shares issued on the conversion thereof, in either case, issued before May 20, 2004]

                  BY ITS ACQUISITION HEREOF, THE HOLDER OF THIS SECURITY REPRESENTS THAT IT IS NOT A CANADIAN PERSON (AS DEFINED IN THE INDENTURE (THE "INDENTURE") OF FAIRMONT HOTELS & RESORTS INC. DATED DECEMBER 8, 2003) AND AGREES THAT IT WILL NOT TRADE, RESELL OR OTHERWISE TRANSFER THIS SECURITY IN ANY PROVINCE OR TERRITORY OF CANADA OR TO ANY CANADIAN PERSON (AS DEFINED IN THE INDENTURE) BEFORE MAY 20, 2004.

                                      B-3-1

                                   EXHIBIT D-1

                       Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration - Global Finance Unit

                   Re: FAIRMONT HOTELS & RESORTS INC. (the "COMPANY")
                   3.75% Convertible Senior Notes due 2023 (the "Securities")

Ladies and Gentlemen:

                  In connection with our proposed sale of $_________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), and, accordingly, we represent that:

                           (1) the offer of the Securities was made in an "offshore transaction" to a person other than a "U.S. person" (as defined in Regulation S);

                           (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                           (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                           (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act;

                           (5) we have advised the transferee of the transfer restrictions applicable to the Securities; and

                           (6) if we are a dealer in securities or have received a selling concession, fee or other remuneration in respect of the Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied.

                                      D-1-1

                  You, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                Very truly yours,
                                                [Name of Transferor]

                                                By:

                                                _______________________________

                                                Authorized Signature

                                     D-1-2

                                    EXHIBIT E

          Form of Notice of Transfer Pursuant to Registration Statement

FAIRMONT HOTELS & RESORTS INC.
100 Wellington Street West
TD Centre, Suite 1600
Toronto, Ontario  M5K 1B7

The Bank of New York
101 Barclay Street
New York, NY  10286
Attention: Corporate Trust Administration - Global Finance Unit

                     Re: FAIRMONT HOTELS & RESORTS INC. (the "COMPANY")
                  3.75% Convertible Senior Notes due 2023 (the "SECURITIES")

Ladies and Gentlemen:

                  Please be advised that _____________ has transferred $___________ aggregate principal amount of the Securities or __ Common Shares, of the Company issuable on conversion of the Securities ("STOCK") pursuant to an effective Shelf Registration Statement on Form F-10 (File No. 333-________).

                  We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933 as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Securities or Stock is named as a "SELLING SECURITY HOLDER" in the Prospectus dated _________, or in amendments or supplements thereto, and that the aggregate principal amount of the Securities, or number of shares of Stock transferred are [a portion of] the Securities or Stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.

                                                   Very truly yours,

                                                   _____________________________

                                                   (Name)

                                    EXHIBIT F

    Form of Opinion of Counsel in Connection with Registration of Securities

[Name]
[Address]

                Re:   FAIRMONT HOTELS & RESORTS INC. (the "COMPANY")
                      3.75% Convertible Senior Notes due 2023 (the "SECURITIES")

Ladies and Gentlemen:

                  Reference is made to the Securities issued pursuant to a certain indenture dated as of December 8, 2003 by and between the Company and The Bank of New York, as trustee (the "TRUSTEE"). The Company issued $270,000,000 aggregate principal amount of Securities on December 8, 2003 in transactions exempt from registration under the Securities Act of 1933, as amended (the "U.S. SECURITIES ACT"). The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form F-10 (File No. 333-____) (the "REGISTRATION STATEMENT") relating to the registration under the U.S. Securities Act of $______________ principal amount of the Securities and the Common Shares of the Company (the "SHARES") issuable upon conversion of the Securities being registered.

                  We have acted as United States counsel to the Company in connection with the issuance of the Securities and the preparation and filing of the Registration Statement and are familiar with the Securities, the Indenture, the Registration Statement, and such other documents as are necessary to render this opinion. We have examined such corporate and other proceedings of the Company relating to the issuance of the Securities and such other records, documents and matters of law as we have considered relevant in connection with rendering the opinion expressed in this opinion letter. In rendering our opinions set forth in paragraphs (1) and (3) below, we have relied solely upon the oral advice of the staff of the SEC.

                  Based on the foregoing, and subject to the qualifications and limitations stated below, we advise you that in our opinion (1) the Registration Statement has become effective under the U.S. Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, (2) assuming that the Securities covered by the Registration Statement and the Shares issuable upon conversion of such Securities are sold by a relevant Holder specified in the Registration Statement in a manner specified in the Registration Statement, such sale of the Securities and Shares issuable upon conversion of the Securities will have been duly registered under the U.S. Securities Act and (3) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  This opinion letter is limited to the federal laws of the United States of America. This letter is being delivered solely for the benefit of the person to whom it is addressed; accordingly, it may not be relied upon by any other person, quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent. We assume no obligation to update or supplement this letter to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinions expressed above, including any changes in applicable law which may hereafter occur.

                                                        Yours truly,

                                      F-2